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                                                                    EXHIBIT 10.6









                                 CONFORMED COPY




                               JOHN HANCOCK TOWER

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                               TABLE OF CONTENTS

                                                                         Page

Paragraph  1    - Base Rent ............................................   1

Paragraph  2    - Rent Adjustment ......................................   1

            (a) - Ownership Taxes ......................................   1
            (b) - Operating Expenses ...................................   2
            (c) - Utility Expenses .....................................   2
            (d) - Rentable Area ........................................   2
            (e) - Records ..............................................   2

Paragraph  3    - Services .............................................   3

Paragraph  4    - [deleted].............................................

Paragraph  5    - Use ..................................................   5

Paragraph  6    - Completion of Premises; Deliver to Tenant ............   5

Paragraph  7    - Condition of Premises ................................   6

Paragraph  8    - Assignment and Subletting ............................   6

Paragraph  9    - Repairs ..............................................   6

Paragraph 10    - Alterations ..........................................   6

Paragraph 11    - Rights Reserved By Landlord ..........................   6

Paragraph 12    - Covenant Against Liens ...............................   8

Paragraph 13    - Waiver of Claims .....................................   8

Paragraph 14    - Indemnification ......................................   8

Paragraph 15    - Nonwaiver ............................................   8

Paragraph 16    - Waiver of Notice .....................................   8

Paragraph 17    - Landlord's Remedies ..................................   9

Paragraph 18    - Surrender of Possession ..............................   9

Paragraph 19    - Holding Over .........................................   9

Paragraph 20    - Fire or Casualty .....................................   9

Paragraph 21    - Condemnation .........................................  10

Paragraph 22    - Expenses of Enforcement ..............................  10

Paragraph 23    - Rights of Recovery ...................................  10

Paragraph 24    - Notices ..............................................  10

Paragraph 25    - Rules and Regulations ................................  12

Paragraph 26    - Estoppel Certificates ................................  12

Paragraph 27    - Miscellaneous ........................................  12

Paragraph 28    - Brokerage ............................................  13

Paragraph 29    - Option to Extend .....................................  13A

Paragraph 30    - Arbitration ..........................................  13A

Paragraph 31    - Inclusion of Additional Space in the Premises ........  13B

Exhibit A
 through A-2    - Floor Plan ...........................................

Exhibit 1       - Legal Holidays .......................................

Exhibit 2       - Janitorial Cleaning ..................................

Exhibit 3       - Building Standard Work and Special Tenant Work .......

Exhibit 4       - Tenant's Plans .......................................

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                                     LEASE

                               JOHN HANCOCK TOWER

                             Boston, Massachusetts



     THIS INDENTURE OF LEASE made the 1st day of March, 1978,

                                  WITNESSETH:

     JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, ("Landlord"), lease to CHARLES RIVER ASSOCIATES INCORPORATED, a Massachusetts corporation, whose address is: 1050 MASSACHUSETTS AVENUE, CAMBRIDGE, MASSACHUSETTS 02138 ("Tenant") and tenant accepts that certain office space shown and designated on the plan attached hereto and made a part hereof as Exhibits A and A-1 and comprising the 43rd floor and a portion of the 44th floor, said space being herein referred to as the "Premises" in the building ("Building") at 200 Clarendon Street in the City of Boston, Massachusetts (the "Property") for a term commencing on the date when the Premises are deemed ready for occupancy as defined in Paragraph 6 and continuing for ten years ("Term"), unless sooner terminated as provided herein, subject to the agreements herein contained.

     In consideration thereof, Landlord and Tenant covenant and agree as follows:

     1. BASE RENT. Tenant shall pay to Landlord at the office of Landlord or at such other place as Landlord may designate, the annual base rent of $479,708.50 in equal monthly installments of $39,975.71 each in advance on the first day of each and every calendar month during the Term. If the Term commences or ends other than the first day of a month, then the rent for such month shall be prorated for such fractional period and paid promptly to Landlord. Tenant shall receive a credit of $239,854.24 to be applied against the first six installments of base rent.

     2. RENT ADJUSTMENT. Landlord and Tenant agree that the following rent adjustments shall be made:

         (a) If Ownership Taxes for any fiscal year of the Term (including the fiscal year in which this Lease terminates) after fiscal year 1978 (the Base Year for Ownership Tax purposes) shall exceed Ownership Taxes for the Base Year, Tenant shall pay to Landlord an amount equal to Tenant's Proportionate Share of the amount by which the Ownership Taxes for such fiscal year exceed the Ownership Taxes for the Base Year. For purposes of this paragraph, "fiscal year" shall mean the period July 1 to June 30 (or such other period as hereinafter may be adopted by the City of Boston, pursuant to law, as the fiscal year for real estate tax purposes.

         Tenant's Proportionate Share of Ownership Taxes for any fiscal year shall be 2.8463 percent, the percentage resulting from dividing the number of square feet of rentable area included in the Premises (which is 45,470 square feet) by the number of square feet of rentable area included in the Building (which is 1,597,533 square feet).

         Ownership Taxes shall mean all taxes and special assessments of every kind and nature which Landlord shall pay or become obligated to pay in respect of a fiscal year because of or in connection with the ownership, leasing and operation of the Building and the Property, subject to the following:


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       (i)  the amount of ad valorem real and personal property taxes against
     Landlord's real and personal property to be included shall be the amount shown by the latest available tax bill issued for the fiscal year in respect of which Ownership Taxes are being determined. There shall be deducted from Ownership Taxes the amount of any refunds (less reasonable expenses incurred in obtaining such refunds) in the fiscal year received by Landlord.

       (ii) the amount of special taxes or special assessments to be included shall be limited to the amount of the installment [plus any interest (other than penalty interest) payable thereon] of such special tax or special assessment required to be paid during the fiscal year in respect of which Ownership Taxes are being determined.

       (iii) the amount of any tax or excise levied by the Commonwealth of Massachusetts or the City of Boston or any political subdivision of either, on rents or other income from the Property to be included shall not be greater than the amount which would have been payable on account of such tax or excise by Landlord during the fiscal year in respect of which Ownership Taxes are being determined had the income received by Landlord from the Building been the sole taxable income of Landlord for such fiscal year.

       (iv) there shall be excluded from Ownership Taxes all federal income taxes, federal excess profits taxes, franchise, capital stock and federal or state inheritance or estate taxes.

   (b) As the rent adjustment for Operating Expenses, if the Composite Operating Labor Rate for any calendar year of the Term (including the calendar year in which this Lease terminates) after calendar year 1978 (the Base Year for operating expense purposes) shall exceed the Composite Operating Labor Rate for the Base Year, Tenant shall pay to Landlord an amount equal to $0.005625 per square foot of rentable area included in the Premises for every 1/4 of 1% of percentage increase in the Composite Operating Labor Rate for such calendar year over the Composite Operating Labor Rate for the Base Year.

     For purposes of this paragraph, the following definitions apply:

       (i) The "Composite Operating Labor Rate" shall be the average of the hourly straight time wages plus taxes incidental to employment and the cost of Fringe Benefits in effect on March 15 of the full-time cleaning porters and elevator maintenance men employed in the Building whether employed by Landlord or an independent contractor.

       (ii) "Fringe Benefits" shall mean all costs of pensions, insurance and other direct benefits incidental to employment as certified by an officer of Landlord to the extent that all such items are payable by the employer.

   (c) As the rent adjustment for Utility Expenses, if for any calendar year of the Term (including the calendar year in which this Lease terminates), the rate charged for the supply of any utility services to the Building by any public or private utility company serving the Building exceeds the applicable rate for such utility services at the time of commencement of this Lease, Tenant shall pay Landlord an amount equal to the amount of such increase multiplied by the units of utility services allocable to Tenant. The units of utility services allocable to Tenant shall be the units of utility services for the Building times a fraction, the numerator of which is the number of square feet of rentable area included in the Premises and the denominator of which is the number of square feet of rentable area in the Building. This adjustment shall be increased proportionately for any additional units of electrical service supplied to Tenant pursuant to Paragraph 3(b).

   For purposes of this paragraph, a private or public utility company shall include any and all companies now or in the future providing electricity, water, steam, gas or any other product whose rates are regulated by the Commonwealth of Massachusetts, the City of Boston or any agency or department thereof. The rate charged for the supply of utility services shall include without limitation any adjustment to such rate charged by a utility company including without limitation the so-called "fuel adjustment".

   (d) For the purposes of this Lease, rentable area shall be computed as follows:

       (i) The rentable area of a single tenancy floor shall be computed by measuring to the inside finish of exterior glass panels and shall include all areas within such glass panels excluding public stairs, elevator shafts, flues, stacks, pipe shafts, vertical ducts, and peripheral building columns with their enclosing walls and shall include: toilets, janitor closets and electrical closets within and serving only such floor.

       (ii) the rentable area for a multiple tenancy floor shall include the Premises' proportionate share of the areas described in the preceding subsection plus the proportionate share of corridor space necessary for the multiple tenancy of the floor. Individual office or a portion of a divided floor shall be computed by measuring to the inside finish of exterior glass panels, to the corridor side of corridors and other permanent partitions, and to the center of partitions that separate the premises from adjoining rentable areas.


   (e) Landlord agrees to keep and maintain on a year to year basis appropriate records supporting the computation of the Composite Operating Labor Rate and the rent adjustments for Utility Expenses.

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     Landlord shall deliver to Tenant within ten days after receipt of an
Ownership Tax bill (beginning in fiscal year 1979) a report certified by an officer of Landlord. The report shall contain:

               (i) The amount by which the Ownership Taxes for such fiscal year exceed the Ownership Taxes for the Base Year.

               (ii) The amount of the rent adjustments for such fiscal year. Tenant shall pay to Landlord any amount due as a result of such rent adjustment within ten days' receipt of such report.

     Landlord shall deliver to Tenant within 90 days after the close of each calendar year (including the calendar year in which this Lease terminates) a report certified by an officer of Landlord. This report shall contain the following:

               (i) The officer's statement that the records supporting the computation of the Composite Operating Labor Rate and the rent adjustment for Utility Expenses have been maintained in accordance with the requirements of this subparagraph (e).

               (ii) The amount by which the Composite Operating Labor Rate for such calendar year exceeds the Composite Operating Labor Rate for the Base Year.

               (iii) A comparison of the Utility Expenses at the time of commencement of the Lease and for the calendar year.

               (iv) The amount of the rent adjustments for such calendar year.

          In the event that any rent adjustments results in a net increase in the rent due Landlord, Tenant shall and agrees to pay to Landlord, on or before 30 days immediately following Tenant's receipt of the report on account of which such increase is due the amount of such increase accrued to the rent date next preceding the date of such payment less amounts theretofore paid in respect thereof, and on the first day of each month which succeeds such payment and falls within the current calendar year in which the report is received (and also simultaneously with such payment if made on the first day of a calendar month), an amount for such month equal to one-twelfth of such increase. Tenant shall and agrees to pay to Landlord in and for each month of the current calendar year prior to receipt of the report an amount equal to one-twelfth of the rent adjustment for the immediately preceding calendar year. In the event that any such rent adjustment results in a net decrease in the amount of the installments of rent adjustment then currently being paid by Tenant, Landlord shall accompany the report required above with the payment to Tenant of the amount of such over-payment provided Tenant is not then in default in the performance of any of its obligations under this Lease.

          All rent adjustments for any partial calendar year on expiration or earlier termination of this Lease shall be prorated. In no event shall any rent adjustment result in a decrease in the base rent payable hereunder.

     3. SERVICES. Except as limited by Landlord's compliance with governmental request or regulation, Landlord shall provide the following services on all days during the Term excepting Sundays and legal holidays, unless otherwise stated:

          (a) Air conditioning (heating or cooling as necessary for normal comfort in the Premises and as customarily provided in first-class office buildings in the City of Boston) from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. (except on legal holidays). Legal holidays, for purposes of this Lease, shall consist of those listed on
     Exhibit 1, attached hereto and made a part hereof, together with any hereafter established by law to be effective in Massachusetts.

               Circulating air shall not be available other than by air conditioning and if Tenant shall require air conditioning (heating or cooling) during any season outside the hours and days above specified, Landlord shall furnish the same for the area or areas specified in a written request of Tenant delivered to the superintendent of the Building before 3:00 p.m. of the business day preceding the extra usage. For such service Tenant shall pay Landlord, upon receipt of bill thereof, the sum of $50.00 per hour. If more than one Tenant has requested and is furnished this service for the same hour(s), it is understood that the charge will be prorated.

               The above charge will be subject to proportionate adjustments to reflect increases or decreases in labor and utility costs.

          (b) Electricity as provided for in the Landlord's standard electrical service as hereinafter described. It is expressly understood that the connected electrical load of lighting fixtures in the Premises and of the incidental use equipment of the Tenant will not exceed an average of 5.5 watts per square foot of the Premises. The electricity

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furnished for the incidental use equipment of Tenant under Landlord's standard electrical service will be at nominal 120 volts and no electrical circuit for the supply of Tenant's equipment will have a current capacity exceeding 15 amperes. If Tenant's requirements for electricity are in excess of those set forth in the preceding sentence, Landlord at Tenant's expense will make reasonable effort to supply such service through the then existing feeders serving the Premises, but Landlord reserves the right to require Tenant to procure electricity for such excess incidental use requirements at Tenant's expense by arrangement with Boston Edison Company or other approved local utility. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished on the Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity.

         All installations of electrical fixtures, appliances and equipment other than typewriters, adding machines, lamps, dictation equipment and other office equipment of a similar nature shall be subject to Landlord's prior approval. All replacement lighting tubes, lamps, bulbs and ballasts required in any lighting fixtures constituting a part of the Premises will be furnished and installed by Landlord at Tenant's expense.

     (c) City water from the regular Building outlets for drinking, lavatory and toilet purposes.

     (d) Janitor services equal in scope, quality and frequency to those customarily provided by landlords in high quality buildings in Boston, the specifications in Exhibit 2 being now considered as so customary.

         No persons shall be employed by Tenant to do janitor work in the Premises and no persons other than the janitors of the Building shall clean the Premises unless Landlord shall give its written consent thereto. Any person employed by Tenant with Landlord's consent to do janitor work shall, while in the Building, either inside or outside the Premises, be subject to and under the control and direction of the superintendent of the Building (but not as agent or servant of said superintendent or of Landlord).

         Tenant will pay the Landlord a reasonable charge for any extra cleaning of the Premises required because of the carelessness or indifference of Tenant or because of the nature of Tenant's business and for any cleaning done at the request of Tenant for any portion of the Premises which may be used for storage, shipping room or similar purposes. If the cost to Landlord for cleaning the Premises shall be increased due to the installation in the Premises, at Tenant's request, of any materials or finish other than those which are building standard, Tenant shall pay the Landlord an amount equal to such increase in cost, provided such cost is reasonable.

     (e) Window washing of all windows in the Premises both inside and out, weather permitting, at intervals to be determined by Landlord.

     (f) Adequate operatorless passenger elevator service at all times and freight elevator service subject to scheduling by Landlord.

     (g) Cleaning of sun shading devices, at Tenant's expense, at intervals to be determined by Landlord.

     (h) Such additional services on such terms and conditions as may be mutually agreed upon by Landlord and Tenant.


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          Tenant agrees that Landlord shall not be liable in damages, nor in default hereunder, for stoppage of any of the elevators or for failure to furnish or delay in furnishing any service when such failure to furnish or delay in furnishing is occasioned by repairs, renewals or improvements, or in whole or part by any strike, lockout or other labor trouble, or by inability to secure electricity, gas, water, oil or other fuel at the Building in required quantity or quality after reasonable effort so to do, or by any accident or casualty whatsoever, or by the act or default of Tenant, nor shall any of the foregoing be held or pleaded as an eviction or disturbance in any manner whatsoever of Tenant's possession or give Tenant any right to terminate this Lease or give rise to any claim for set-off or any abatement of rent or of any of Tenant's obligations under this Lease. Landlord agrees to use due diligence to avoid and overcome such stoppages and failures.

          All charges for services shall be due and payable at the same time as the installment of rent with which they are billed, or, if billed separately, shall be due and payable within ten days after such billing. In case Tenant shall fail to make payment for any services Landlord may, immediately after notice to Tenant, discontinue any or all of such services and such discontinuance shall not be held or pleaded as an eviction or as a disturbance in any manner whatsoever of Tenant's possession, or relieve Tenant from the payment of rent when due, or vary or change any other provision of this Lease or render Landlord liable for damages of any kind whatsoever.

          All services provided by Landlord to Tenant and to the Premises shall be consistent with a first-class office building in the City of Boston.

     5. USE. Tenant shall use and occupy the Premises for general office purposes including accessory lunchroom and for no other purpose. Tenant shall not use or permit upon the Premises anything that will invalidate any policies of insurance now or hereafter carried on the Building or that will increase the rate of insurance on the Premises or Building. Tenant will pay all extra insurance premiums which may be caused by the use which Tenant shall make of the Premises. Tenant will not use or permit upon the Premises anything that may be dangerous to life or limb. Tenant will not in any manner deface or injure the Building or any part thereof or overload the floors of the Premises. Tenant will not do anything or permit anything to be done upon the Premises in any way tending to create a nuisance, or tending to disturb any other tenant in the Building or the occupants of neighboring property or tending to injure the reputation of the Building. Tenant will comply with all governmental, health and police requirements and regulations respecting the Premises. Tenant will not use the Premises for lodging or sleeping purposes or for any immoral or illegal purposes. Tenant shall not conduct nor permit to be conducted on the Premises any business which is contrary to any of the laws of the United States of America or of the Commonwealth of Massachusetts or which is contrary to the ordinances of the City of Boston. Tenant shall not at any time manufacture or sell and shall not at any time permit the manufacture or sale of any spirituous, fermented, intoxicating or alcoholic liquors on the Premises. Except as ordinarily incident to the operation of Tenant's accessory lunchroom, Tenant shall not at any time sell, purchase or give away, or permit, except with Landlord's prior written approval, the sale, purchase or gift of, food in any form by or to any of Tenant's agents or employees or any other parties on the Premises.

     6. COMPLETION OF PREMISES BY LANDLORD; DELIVERY OF POSSESSION TO TENANT. Landlord agrees to use due diligence to have the Premises ready for occupancy on or before June 7, 1978, provided that compliance is made with the second paragraph of Section 1(a) of Exhibit 3. Landlord agrees to seek a certificate of occupancy for the Premises consistent with the building permit for completion of Tenant Work specified in Exhibit 3 as soon as the same may be obtained from the City of Boston Building Department if such certificate is required by law or regulation. Landlord agrees to permit Tenant to occupy the Premises prior to June 7, 1978 if and when the Premises are in a condition suitable for occupancy although finish work may not be completed. Such a condition shall exist when Landlord is able to supply all basic building services such as heat, ventilation, air conditioning, electricity, water, and elevator service and substantially all partitioning, carpeting and painting is completed; provided, however, that Landlord shall notify Tenant of such condition only after taking into account the potential risks to the safety of persons to be occupying the Premises and potential delays in completion of finish work which such early occupancy might create. Such early occupancy shall be subject to all of the terms and conditions of this Lease, and the date of first occupancy shall be the commencement of the Term. In case of delays due to governmental regulation, strikes and similar labor difficulties, casualty or other causes not reasonably within Landlord's control, such date shall be extended for the period of such delays. The Premises shall be deemed ready for occupancy on that date which is the latest of:

          (a) The date estimated for such readiness in a notice delivered to Tenant not less than 120 days before such date,

          (b) The date estimated for such readiness in a second notice delivered to Tenant not less than 30 days before such date,


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          (c) The date on which the common facilities of the Building for access and service to the Premises are completed and the Premises are completed under Exhibit 3 except for so-called "punch-list" items, the completion of which will not substantially interfere with Tenant's occupancy, use or enjoyment of the Premises, and except for the balancing of the heating, ventilating and air-conditioning systems of the Building. Such completion shall be conclusively evidenced by a certificate of Landlord's and Tenant's Space Planners delivered to Tenant. Landlord agrees to use due diligence to complete all items and work excepted by this clause(c).

          If the Premises are not ready for occupancy on July 7, 1978 except as a result of Tenant's failure to provide final plans as specified in Exhibit 3 and except as a result of force majeure or Tenant's request for unusual or difficult-to-obtain materials or workmanship, Landlord shall pay Tenant on August 1, 1978 as liquidated damages $1,697.60 times the number of days between July 7 and August 1 during which the Premises were not ready for occupancy and during which Tenant was not occupying the Premises.

          If the Premises are not ready for occupancy on August 1, 1978 except as result of Tenant's failure to provide final plans as specified in
     Exhibit 3 and except as a result of Tenant's request for unusual of difficult-to-obtain materials or workmanship, Tenant, by written notice to Landlord, may terminate this Lease and if notification is so given, this Lease shall be void and neither party shall be under any obligation to the other except for the obligation of Landlord to pay invoices pursuant to Attachment A to Exhibit 3 for work performed in the Premises prior to such termination. If Tenant does not terminate this Lease on August 1, 1978 and the Premises are not ready for occupancy by October 2, 1978, Tenant may terminate this Lease on October 2, 1978 by written notice to Landlord, and if such notice is so given, this Lease shall be void and neither party shall be under any obligation to the Landlord, and if such notice is so given, this Lease shall be void and neither party shall be under any obligation to the other except for Landlord's obligation to pay the invoices specified above. If the Premises are not ready for occupancy on October 2, 1978 as a result of Landlord's failure to diligently pursue such completion, Landlord shall pay to Tenant by November 1, 1978 the audited amount of Tenant's Work specified on the plans shown on Exhibit 4 which Tenant has paid. Landlord shall not be obligated to pay such amount if the Premises are not ready as a result of force majeure, delays resulting from Tenant's failure to provide final plans as specified in
     Exhibit 3 or Tenant's request for unusual or difficult-to-obtain materials or workmanship.

     7. CONDITION OF PREMISES. Tenant's taking possession shall be conclusive evidence as against the Tenant that the Premises were in good order and satisfactory condition when Tenant took possession except for those items specified in a notice to Landlord not later than 30 days after Tenant takes possession of the Premises. No promise of Landlord to alter, remodel or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building have been made by Landlord to Tenant other than as may be contained herein in Exhibit 3.


     8. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, (a) assign this Lease or any interest hereunder; (b) permit any assignment hereof by operation of law, (c) sublet the Premises or any part thereof, or (d) permit the use of the Premises by any parties other than Tenant, its agents and employees provided, however, that Tenant may, without the prior written consent of Landlord, assign or sublet the Premises to an affiliate as that term is defined in Rule 144 promulgated under the Securities Act of 1933 and may permit the assignment of this Lease by operation of law in connection with a merger or consolidation, but provided further, that no such assignment or subletting shall affect Tenant's continuing primary liability hereunder. With respect to any assignment or subletting proposed by Tenant, Landlord shall have the right to require that the Premises, if assignment is proposed, or that part of the Premises to be included in a subletting, be surrendered to the Landlord for the balance of the Term, as respects a proposed assignment, or for the term of the sublease, in consideration of an appropriate pro rata adjustment of, or cancellation of, the Tenant's obligations hereunder. Landlord agrees that its consent to a proposed subletting shall not be unreasonably withheld provided Tenant remains primarily liable hereunder.

     9. REPAIRS. Except for reasonable wear and tear and except for damage caused by Landlord's negligence, Tenant will, at its own expense, keep the Premises in good repair and tenantable condition during the Term of this Lease, except as otherwise provided in Paragraph 20 of this Lease, and Tenant shall promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken glass (except as specified below), fixtures and appurtenances, under the supervision and with the approval of Landlord, and within any reasonable period of time specified by Landlord. If Tenant does not do so, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the reasonable cost thereof forthwith upon being billed for same. Landlord may, but shall not be required so to do, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions, including ducts and all other facilities for air conditioning services as Landlord shall desire or deem necessary to the Premises or to the Building or to any equipment located in the Building or as Landlord may be required to do by the City of Boston or by the order or decree of any court or by any other governmental authority.

     Landlord agrees, at its expense, to make all repairs to the Premises resulting from faulty workmanship or defective materials which are reported in writing to Landlord during the first year of the Term, with the exception of exterior windows which Landlord agrees, at its expense, to repair or replace if structurally damaged at any time unless such damage is caused by Tenant's negligence.

     10. ALTERATIONS. Tenant shall not without the prior written consent of Landlord, make any alterations, improvements or additions to the Premises. All alterations, improvements and additions, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises shall become Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise, without compensation to Tenant, excepting, however the following items of property: Tenant's movable office furniture, trade fixtures, office equipment, special lighting fixtures, and any self-contained modular office units, including partitions, installed by Tenant which may or may not be bolted to the floors and/or walls.

     11. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use of possession or giving rise to any claim for set-off or abatement of rent:

          (a) To change the Building's name or street address.

          (b) To install, affix and maintain any and all signs on the exterior and interior of the Building.

          (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Building.

     (d) To designate, restrict and control all sources from which Tenant may obtain ice, drinking water, towels, toilet supplies, shoe shining, catering, food and beverages except as obtained in Tenant's accessory lunchroom or like or other services on the Premises, and, in general, to reserve to Landlord the exclusive right to designate, limit, restrict and control any business and any service in or to the Building and its tenants.

     (e) To inspect the Premises at reasonable hours and, during the last 12 months of the Term, to show them to prospective tenants at reasonable hours and, if they are vacated, to prepare them for re-occupancy.

     (f) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. No locks shall be changed or added without the prior written consent of Landlord. Landlord hereby consents to the installation of the MAC 540, a magnetic card security system manufactured by Rusco or some other comparable system. Tenant will provide Landlord with a reasonable number of magnetic cards permitting entry onto the Premises.

     (g) To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible.

     (h) To have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber it.

     (i) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

     (j) To approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises and the Building (so as not to exceed the legal live load), and to require all such items and furniture and similar items to be moved into and out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Building.

     (k) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord. Landlord hereby consents to the installation of six vending machines in Tenant's accessory lunchroom and Landlord shall not unreasonably withhold its consent for other locations in the Premises.

     (l) To have access for Landlord and other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Post Office.

     (m) To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after regular working hours, i.e. 8 a.m. to 6 p.m. on business days and on Saturdays, Sundays and legal holidays, subject, however, to Tenant's right to admittance when the Building is closed after regular working hours under such reasonable regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Building, whether or not during regular working hours, identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave Building.

     Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant.

     12. COVENANT AGAINST LIENS. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen to be placed against the Building or the Premises or Tenant's interest under this Lease, and in case of any such lien attaching to immediately remove the same by payment or bond. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only.

     13. WAIVER OF CLAIMS. Tenant agrees, that to the extent not expressly prohibited by law, Landlord and its officers, agents, servants, and employees shall not be liable for any damage either to persons or property sustained by Tenant or by other persons due to the Building or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident in or about the Building, or due to any act or neglect of any tenant or occupant of the Building or of any other person. This provision shall apply particularly (but not exclusively) to damage caused by water, snow, frost, steam, sewage, gas, sewer gas or odors or by the bursting or leaking of pipes, faucets and plumbing fixtures, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property upon the Premises shall be at the risk of Tenant only, and that Landlord shall not be liable for any damage thereto or theft thereof except that which may arise from the omission, fault, willful act, negligence or other misconduct of Landlord and its officers, agents, servants and employees.

     14. INDEMNIFICATION. Tenant agrees to defend with counsel approved by Landlord, save harmless and indemnify Landlord from all claims of liability for injury, loss, accident or damage to any person or property and from any claims, actions, proceedings and expenses and costs in connection therewith (including, without limitation, reasonable counsel fees) arising from the omission, fault, willful act, negligence or other misconduct of Tenant and persons for whose conduct Tenant is legally responsible occurring on or about the Building and the Premises, or either. In addition, Tenant agrees to defend with counsel approved by Landlord, save harmless, and indemnify Landlord from any claims of liability for injury, loss, accident or damage to any person or property, and from any claims, actions, proceedings and expenses and costs in connection therewith (including, without limitation, reasonable counsel fees), arising from any use made or thing done or occurring on the Premises not due to the omission, fault, willful act, negligence or other misconduct of Landlord or any person for whose conduct Landlord is legally responsible.

     15. NONWAIVER. No waiver of any condition expressed in the Lease shall be implied by any neglect of Landlord to enforce any remedy on account of the violation of such condition if such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of moneys by Landlord from Tenant after the termination in any way of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, suit or judgment.

     16. WAIVER OF NOTICE. Except as provided in Paragraph 17 hereof, Tenant hereby expressly waives the service of any notice of intention to terminate this Lease or to re-enter the Premises and waives the service of any demand for payment of rent or for possession and waives the service of any other notice or demand prescribed by any statute or other law.

     17. LANDLORD'S REMEDIES. If any default by Tenant continues after notice of default, in case of base rent or additional rent for more than ten days, or in any other case for more than 30 days and such additional time, if any, as is reasonable necessary to cure the default if the default is of such a nature that it cannot reasonable be cured in 30 days, or if Tenant or any guarantor of any of Tenant's obligations under this Lease makes any assignment for the benefit of creditors, commits any act of bankruptcy or files a petition under any bankruptcy or insolvency law, or if such a petition filed against Tenant or such guarantor is not dismissed within 90 days, or if a receiver or similar officer becomes entitled to Tenant's leasehold hereunder and it is not returned to Tenant within 90 days, or if such leasehold is taken on execution or other process of law in any action against Tenant, then in any such case, whether or not the Term shall have begun. Landlord may immediately, or at any time while such default exists, terminate this Lease by notice to Tenant, specifying a date not less than ten days after the giving of such notice on which the Lease shall terminate and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Term, and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

     In the event that this Lease is terminated under any of the foregoing provisions, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved there shall be included, in addition to the base rent and all additional rent, the value of all other considerations agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any such ending to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with any amount paid to Landlord as compensation as in this paragraph provided and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

     In lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this paragraph, Landlord may by written notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in this paragraph and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the base rent and additional rent accrued in the 12 months ended next prior to such termination (whether or not paid) plus the amount of base rent and additional rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this paragraph up to the time of payment of such liquidated damages.

     Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     18. SURRENDER OF POSSESSION. Upon the termination of this Lease and the Term hereby created or upon the termination of Tenant's right of possession, whether by lapse of time or at the option of Landlord as aforesaid, Tenant will at once surrender possession of the Premises to Landlord and remove all effects therefrom, and if such possession is not immediately surrendered, Landlord may forthwith re-enter the Premises and repossess itself thereof as of its former estate and remove all persons and effects therefrom, using such force as may be necessary, without being deemed guilty of any manner of trespass or forcible entry or detainer. Without limiting the generality of the foregoing, Tenant agrees to remove at the termination of the Term the items of property specifically described in the last 4 lines of Paragraph 10 of this Lease. If Tenant shall fail or refuse to remove all such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost either by set-off, credit allowance or otherwise, and Landlord may at its option accept the title to such property or, at Tenant's expense may: (a) remove the same or any part thereof in any manner that Landlord shall choose, and (b) store the same without incurring liability to Tenant or any other person.

     19. HOLDING OVER. Tenant shall pay to Landlord double the base rent plus rent adjustments then applicable for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also shall pay all damages sustained by Landlord on account thereof. The provisions of this paragraph shall not operate as a waiver by Landlord of any right of re-entry hereinbefore provided.

     20. FIRE OR CASUALTY. If the Premises or the Building shall be destroyed or damaged by fire or other cause and if such Premises or Building may be repaired and restored within 6 months after such damage, then Landlord shall repair and restore the same with reasonable promptness. If such damage renders the Premises untenantable in whole or in part and cannot reasonably be repaired and restored within 6 months, or if Landlord elects to demolish the Building or cease its operations, or if the Certificate of Occupancy for the Premises shall be revoked for a period in excess of 60 days as a result of damage to the exterior Building glass, then either party shall have the right to cancel and terminate this Lease as of the date of such damage upon giving notice to the other party at any time within 70 days after such damage shall have occurred. In the event any such damage renders the Premises untenantable and if this Lease shall not be cancelled and terminated by reason of such damage, then rent shall abate during the period beginning with the date of such fire or other cause and ending with the date when the Premises are again rendered tenantable by an amount bearing the same ratio to the total amount of rent for such period as the untenantable portion of the Premises bears to the entire Premises.

     21. CONDEMNATION. If the whole or any part of the Premises or of the Building shall be taken or condemned by any competent authority for any public use or purpose or if any adjacent property or street shall be condemned or improved in such a manner as to require the use of any part of the Premises or of the Building, the Term, at the option of Landlord, which may be exercised notwithstanding that Landlord's entire interest has been divested, shall end upon the date when the possession of the part so taken shall be required for such use or purpose and Landlord shall be entitled to receive the entire award without any payment to Tenant, provided, however, that Tenant shall be entitled to claim, prove and receive any award for Tenant's fixtures and moving expenses. Current rent shall be apportioned as of the date of such termination.

     22. EXPENSES OF ENFORCEMENT. Tenant shall pay all attorneys' fees and expenses of Landlord incurred in enforcing any of the obligations of Tenant under this Lease.

     23. RIGHTS OF RECOVERY. Landlord and Tenant agree to use their best efforts to have all fire and extended coverage and material damage insurance which may be carried with respect to the Premises or to the property located in the Premises endorsed with a clause which reads substantially as follows: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all rights of recovery against any party for loss occurring to the property described herein." Landlord and Tenant do each hereby waive all claims for recovery from the other for any loss or damage due to hazards covered by valid and collectible insurance policies to the extent of the proceeds collected under such insurance policies. However, this waiver shall be effective only when the waiver is either permitted by such insurance policy or, by the use of good faith efforts, could have been included in the applicable insurance policy at no additional expense.

     24. NOTICES. All notices to be given by one party to the other under this Lease shall be in writing, mailed or delivered as follows:

               (a) To Landlord:    John Hancock Mutual Life Insurance
                                   Hancock Place
                                   Boston, Massachusetts 02117
                                   Attention: Building Management
                                              Services Department

          or to such other person at such other address designated by notice sent to Tenant and after commencement of the Term to the address to which rent is payable.

               (b) To Tenant: At the address above stated and after the commencement of the Term at the Premises or to such other address designated by notice to Landlord with a copy to James F. Monahan, Esq., Foley, Hoag & Eliot, Ten Post Office Square, Boston, Mass. 02109.

          Mailed notices shall be sent by United States certified or registered mail, postage prepaid. Such notices shall be deemed to have been given upon posting in the United States mails.

     25. RULES AND REGULATIONS. Tenant agrees to observe the reservations to Landlord in Paragraph 11 hereof and agrees, for itself, its employees, agents, clients, customers, invitees and guests, to comply with the following rules and regulations and with such reasonable modifications thereof and additions thereto as Landlord may make for the Building:


       (a) Any sign, lettering, picture, notice, or advertisement of Tenant installed within the Premises which is visible to the public from within the Building shall be installed at Tenant's cost and in such manner, character and style as Landlord may approve in writing, which consent Landlord shall not unreasonably withhold. No sign, lettering, picture, notice or advertisement shall be placed on any outside window or in a position to be visible from outside the Building.

       (b) In advertising or other publicity, without Landlord's prior written consent, Tenant shall use neither the name of the Building, except as at the John Hancock Tower in the address of its business, nor use pictures of the Building.

       (c) Tenant, its customers, invitees, licensees, and guests, shall not obstruct sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways in and about the Building. Tenant shall not place objects against glass partitions or doors or windows which would be unsightly from the Building corridor, or from the exterior of the Building, and will promptly remove same upon notice from Landlord.

       (d) Tenant shall not make noises, cause disturbances, or vibrations or use or operate any electrical or electronic devices or other devices that omit sound or other waves or disturbances, or create odors, any of which may be offensive to other tenants and occupants of the Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any projections, antennae, aerials or similar devices inside or outside of the Premises.

       (e) Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building, and shall not exhibit, sell or offer to sell, use, rent or exchange any item or service in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified herein.

       (f) Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use. Tenant shall observe Landlord's reasonable regulations regarding the use and operation of window sun shading system and shall keep public corridor doors closed on multiple occupancy floors.

       (g) Except as provided in Paragraph 11(f): door keys for doors in the Premises will be furnished at the commencement of the Term by Landlord; Tenant shall not affix additional locks on doors and shall purchase duplicate keys only from Landlord; and when Lease is terminated, Tenant shall return all keys to Landlord and will disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises.

       (h) Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

       (i) Peddlers, solicitors and beggars shall be reported to the superintendent of the Building or as Landlord otherwise requests.

       (j) Tenant shall not install and operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the written permission of Landlord.

       (k) No person or contractor not employed by Landlord shall be used to perform window washing, cleaning, decorating, repair or other work in the Premises.

          (l) Tenant shall not cook in the Building except on cooking ranges and stoves equipped with a ductless smoke hood (Dialair Series 71000 or equivalent) installed and maintained by Tenant without expense to Landlord and without violation of the provisions of the State Building Code and Boston Zoning Code from time to time in effect.


          (m) In no event shall any person bring into the Building inflammables such as gasoline, kerosene, napntha and benzine, or explosives or any other article of intrinsically dangerous nature. If by reason of the failure of Tenant to comply with the provisions of this paragraph, any insurance premiums payable by Landlord for all or any part of the Building shall at any time be increased above normal insurance premiums for insurance not covering the items aforesaid, Landlord shall have the option to either terminate the Lease or to require Tenant to make immediate payment for the whole of the increased insurance premium.


          (n) Tenant shall comply with all applicable federal, state and municipal laws, ordinances and regulations and building rules, and shall not directly or indirectly make any use of the Premises which may be prohibited by any thereof or which shall be dangerous to person or property or shall increase the cost of insurance or require additional insurance coverage.


          (o) The work necessary to make any alteration, improvements or additions to the Premises to which the Landlord may consent pursuant to Paragraph 10 shall be done by employees of or contractors employed by Landlord or, with Landlord's consent in writing given prior to letting of contract, by contractors employed by Tenant but in each case only under written contract approved in writing by Landlord, and subject to all conditions Landlord may impose. Landlord shall not unreasonably withhold its consent required in the preceding sentence. Tenant shall promptly pay to Landlord or to Tenant's contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof, and upon completion, deliver to Landlord, if payment is made directly to Tenant's contractors, evidence of payment and waivers of all liens for labor, services or materials, and defend and hold Landlord harmless from all costs, damages, liens and expenses related thereto. If Tenant desires signal, communication, alarm or other utility or service connection installed or changed, the same shall be made at the expense of Tenant, with approval and under direction of Landlord. Landlord agrees to act reasonably and uniformly in its enforcement of the Rules and Regulations promulgated with respect to the Building.

     26. ESTOPPEL CERTIFICATE. Tenant agrees than from time to time upon not less than ten days prior request by Landlord, Tenant, or Tenant's duly authorized representative having knowledge of the following facts, will deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, stating such modifications and that the Lease as modified is in full force and effect.); (b) the dates to which the rent and other charges have been paid; and (c) that to the best of Tenant's knowledge, Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail.


     27. MISCELLANEOUS:

          (a) All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

          (b) All payments becoming due under this Lease shall be considered as rent, and if unpaid when due shall bear interest at a rate per annum equal to the higher of 7% or 3% above the base rate of The First National Bank of Boston from time to time in effect.

          (c) The work "Tenant" wherever used herein shall be construed to mean Tenants in all cases where there is more than one Tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. In all cases where there is more than one Tenant, the obligations of Tenants hereunder shall be joint and several.

          (d) Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit, not only of Landlord and of Tenant, but also of their respective heirs, legal representatives, successors and assigns, provided this clause shall not permit any assignment contrary to the provisions of Paragraph 8 hereof.


          (e) All of the representations and obligations of Landlord and Tenant are contained herein and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon either party unless in writing signed by such party or by a duly authorized agent of such party empowered by a written authority signed by such party.

          (f) Submission of this instrument for examination shall not bind Landlord in any manner, and no lease or obligation on Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant.

          (g) No rights to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

          (h)  DELETED.

          (i) Tenant shall have the right to use the fire stairs between the floors comprising the Premises as a regular means of passage between those floors subject only to Tenant's compliance with all fire safety and building codes. Landlord will arrange for those doors to be locked and only Landlord and Tenant will be given keys to those locks. Tenant may paint and otherwise decorate the fire stairs at Tenant's sole cost and expense so long as all fire safety and building codes are observed.

          (j) Landlord agrees to repaint with one coat all painted surfaces in the Premises after the fourth, eighth and twelfth anniversaries of the commencement of the Term at Landlord's expense.

     28. BROKERAGE. Tenant represents and warrants to Landlord that, with respect to the leasing of space in the Building, it has not directly or indirectly dealt with any broker or had attention called to the Premises or other space to let in the Building by anyone other than Meredith & Grew, Inc., 125 High Street, Boston, Massachusetts and Hunneman & Co., Inc., One Winthrop Square, Boston, Massachusetts and covenants and agrees to defend, save harmless and indemnify Landlord against any claims for a commission arising out of any dealings directly or indirectly by Tenant with any broker other than the aforesaid Meredith & Grew, Inc., and Hunneman & Co., Inc. with respect to the execution and delivery of this Lease or the leasing of space within the Building. Landlord shall pay any commission owed the aforesaid Meredith & Grew, Inc. and Hunneman & Co., Inc.

     29. OPTION TO EXTEND LEASE. Tenant shall have the option to extend the Term of this Lease for an additional period of five years subject to all the terms and conditions of this Lease except that the annual base rent during the extended Term shall be the higher of the annual base rent during the initial Term or the fair rental value of the Premises during the extended Term, taking into account the then-current Rent Adjustments specified in Paragraph 2. Such option shall be exercised by giving written notice to Landlord prior to nine years after the commencement of the Term. During the 90 days prior to the ninth anniversary of the commencement of the Term and prior to exercising this option, Tenant may request Landlord to designate the fair rental value for the extended Term and Landlord shall do so within thirty days of such request. Within thirty days after Tenant's exercise of such option (if not previously designated at Tenant's request), Landlord shall designate the fair rental value of the Premises during the extended Term by written notice to Tenant and such designation shall be conclusive of such fair rental value subject only to the determination of such fair rental value by arbitration pursuant to the provisions of Paragraph 30 provided that Tenant gives written notice to Landlord demanding such arbitration within thirty days after Landlord shall have so designated the fair rental value of the Premises (or within thirty days after the exercise of the option if Landlord has previously designated the fair rental value). The exercise of this option to extend shall be a prerequisite to the inclusion in the Premises of Space D on the 42nd Floor.

     30. ARBITRATION. In the event of a dispute with respect to the establishment of the fair rental value under Paragraphs 29 and 31, such dispute shall be arbitrated by three arbiters appointed as follows: Landlord and Tenant shall each appoint a fit and impartial person as arbiter. Notice of such appointment shall be given by each party to the other within fifteen days of the date upon which notice is given by Tenant to Landlord demanding arbitration and the arbiters so appointed shall appoint a fit and impartial third arbiter who shall have had ten years' experience in Boston in a calling connected with the subject matter of the arbitration, and if the arbiters fail to agree upon a third arbiter within 15 days of the date upon which the later of such notices of appointment of the first two arbiters is given, such third arbiter shall be appointed upon request by either Landlord or Tenant by the American Arbitration Association upon ten days' notice of the institution of proceedings for such appointment given by the requesting party. Any award that shall be made in such arbitration by the arbiters or a majority of them shall be binding and shall have the same force and effect as a judgment made in a court of competent jurisdiction and both Landlord and Tenant shall have the right to apply to the Superior Court of the Commonwealth of Massachusetts in Suffolk County, or to any other court sitting in Suffolk County succeeding to the jurisdiction and functions exercised by the Superior Court of the Commonwealth of Massachusetts, for a decree, judgment or order upon said arbitration or award upon ten days' notice to the other party. Arbitration proceedings hereunder shall be conducted in Boston in accordance with the rules of the American Arbitration Association then in effect so far as consistent with the provisions of this Paragraph 30. The fees, costs and expenses of arbitration, other than fees of attorneys for the parties and of expert witnesses, shall be borne equally between the parties unless the arbiters determine that some other division shall under the circumstances be more equitable.

     31. INCLUSION OF ADDITIONAL SPACE IN THE PREMISES. (a) As of the second anniversary of the commencement of the Term or such earlier date at least 120 days after notice by Tenant to Landlord and approval of Tenant's plans by Landlord, this Lease shall be deemed amended so as to include in the Premises Space A on the 44th Floor of the Building, as designated on Exhibit A-1, the designated rentable area included in the Premises shall be increased by the rentable area included in Space A (which is 8,092 square feet), Tenant's Proportionate Share of Ownership Taxes shall be increased by .501 percent and the Base Rent shall be increased by $85,370.60 and the rent adjustment shall be computed from the Base Year referred to in Paragraph 2. Landlord shall, on the second anniversary of the commencement of the Term, deliver possession to Tenant of Space A, free of tenants. Space A shall be delivered broom-clean and in the condition set forth in Attachment A of Exhibit 3 except that Landlord shall pay invoices for Tenant Work done in Space A up to $57,938.72. Landlord will keep Space A unimproved and unoccupied until its inclusion in the Premises.

     (b) Tenant shall have the option to add to the Premises Space B on the 42nd Floor of the Building designated on Exhibit A-2 as of the fifth anniversary of the commencement of the Term by giving written notice to Landlord of the exercise of such option on or before four years after the commencement of the Term. During the 90 days prior to the fourth anniversary of the commencement of the Term and prior to exercising this option, Tenant may request Landlord to designate the fair rental value of Space B for purposes of this paragraph and Landlord shall so do within thirty days of such request. In the event that Tenant does exercise the option to lease Space B, then as of such fifth anniversary, this Lease shall be deemed amended so as to include Space B in the Premises, the designated rental area included in the Premises shall be increased by the rentable area included in Space B (which is 13,427 square feet). Tenant's Proportionate Share of Ownership Taxes shall be increased by .840 percent, the Base Rent shall be increased by the fair rental value of Space B at the time of the exercise of the option (taking into account the then-current Rent Adjustments specified in Paragraph 2) as designated by Landlord not later than thirty days after the exercise of the option (if not previously designated at Tenant's request) and rent adjustments shall be computed from the Base Year referred to in Paragraph 2. If the foregoing option shall be so exercised, Landlord shall, on the fifth anniversary of the commencement of the Term, deliver possession to Tenant of Space B, free of tenants. To the extent Space B has been previously occupied, it shall be delivered with such partitioning, if any, as may be located there and broom-clean but otherwise "as-is" as to condition and layout. To the extent Space B has not been previously occupied, it shall be delivered broom-clean and in the condition set forth in Attachment A of Exhibit 3 (Items 1-13 only without deletions). Within thirty days after Landlord has designated the rent for Space B (or within thirty days after exercise of the option if Landlord has previously designated the fair rental value), Tenant may give notice to Landlord demanding appraisal of such fair rental value of Space B pursuant to the provisions of Paragraph 30, in which event such fair rental value shall be determined by appraisal thereunder, but otherwise such fair rental value shall be as designated by Landlord. In the event that Landlord receives a bona fide offer from a third party to lease Space B during the first fours years after the commencement of the Term, which offer it intends to accept, Landlord shall notify Tenant in writing of the offer specifying the terms of the offer.
Tenant shall have 14 business days after the date of such notice to accept Space B in writing upon the terms specified in the notice. If such offer is accepted by Tenant, such acceptance shall constitute an amendment to the Lease. If Tenant declines to accept or fails to respond to such notice, Tenant shall have no further rights to lease Space B except on the fifth anniversary of the commencement of the Term as specified above, provided, however, if the third party fails to enter into a lease on the specified terms, this right of first refusal shall also apply to any subsequent third-party offer during the first four years after the commencement of the Term.

     (c) Provided that Tenant shall have exercised the option to include Space B in the Premises, Tenant shall have the further option to add to the Premises Space C on the 42nd Floor of the Building designated on Exhibit A-2 as of the seventh anniversary of the commencement of the Term by giving written notice to Landlord of the exercise of such option on or before six years after the commencement of the Term. During the 90 days prior to the sixth anniversary of the commencement of the Term and prior to exercising this option, Tenant may request Landlord to designate the fair rental value of Space C for the purposes of this paragraph and Landlord shall do so within thirty days of such request. In the event that Tenant does exercise the option to lease Space C, then as of such seventh anniversary, this Lease shall be deemed amended so as to include Space C in the Premises, the designated rentable area included in the Premises shall be increased by the rentable area included in Space C (which is 6,714 square feet), Tenant's Proportionate Share of Ownership Taxes shall be increased by .420 percent, and the Base Rent shall be increased by the fair rental value of Space C at the time of the exercise of the option (taking into account current Rent Adjustments specified in paragraph 2) as designated by Landlord not later than thirty days after the exercise of the option (if not previously designated at Tenant's request) and rent adjustments shall be computed from the Base Year referred to in Paragraph 2. If the foregoing option shall be so exercised, Landlord shall, on the seventh anniversary of the commencement of the Term, deliver possession to Tenant of Space C, free of tenants. To the extent Space C has been previously occupied, it shall be delivered with such partitioning, if any, as may be located there and broom-clean but otherwise "as-is" as to condition and layout. To the extent Space C has not been previously occupied, it shall be delivered broom-clean and in the condition set forth in Attachment A of Exhibit 3 (Items 1-13 only without deletions). Within thirty days after Landlord has designated the rent for Space C (or within thirty days after exercise of the option if Landlord has previously designated the fair rental value), Tenant may give notice to Landlord demanding appraisal of such fair rental value of Space C pursuant to the provisions of Paragraph 30, in which event such fair rental value shall be determined by appraisal thereunder, but otherwise such fair rental value shall be as designated by Landlord. If Tenant shall exercised the option to include Space B in the Premises, Tenant shall have the same rights of first refusal with respect to Space C as specified in the preceding paragraph from the time of exercising the option to include Space B until the sixth anniversary of the commencement of the Term.

     (d) Provided that Tenant shall have exercised the option to extend the term and the option to include Space C in the Premises, Tenant shall have the further option to add to the Premises Space D on the 42nd Floor of the Building designated on Exhibit A-2 as of the tenth anniversary of the commencement of the Term by giving written notice to Landlord of the exercise of such option on or before nine years after the commencement of the Term. During the 90 days prior to the ninth anniversary of the commencement of the Term and prior to exercising this option, Tenant may request Landlord to designate the fair rental value of Space D for purposes of this paragraph and Landlord shall do so within thirty days of such request. In the event that Tenant does exercise the option to lease Space D, then as of such tenth anniversary, this Lease shall be deemed amended so as to include Space D in the Premises, the designated rentable area included in the Premises shall be increased by the rentable area included in Space D (which is 6,713 square feet), Tenant's Proportionate Share of Ownership Taxes shall be increased by .420 percent, and the Base Rent shall be increased by the fair rental value of Space D at the time of the exercise of the option (taking into account the current Rent Adjustments specified in Paragraph 2) as designated by Landlord not later than thirty days after the exercise of the option (if not previously designated at Tenant's request) and rent adjustments shall be computed from the Base Year referred to in Paragraph 2. If the foregoing option shall be so exercised, Landlord shall, on the tenth anniversary of the commencement of the Term, deliver possession to Tenant of Space D, free of tenants. To the extent Space D has been previously occupied, it shall be delivered with such partitioning, if any, as may be located there and broom-clean but otherwise "as-is" as to condition and layout. To the extent Space D has not been previously occupied, it shall be delivered broom-clean and in the condition set forth in Attachment A of Exhibit 3 (Items 1-13 only without deletions). Within thirty days after Landlord has designated the rent for Space D (or within thirty days of exercise of the option if Landlord has previously designated the fair rental value), Tenant may give notice to Landlord demanding appraisal of such fair rental value of Space D pursuant to the provisions of Paragraph 30, in which event such fair rental value shall be as determined by appraisal thereunder, but otherwise such fair rental value shall be designated by Landlord. If Tenant shall have exercised the option to include Space C in the Premises, Tenant shall have the same right of first refusal with respect to Space D as specified in the second preceding paragraph from the time of exercising the option to include Space C until the ninth anniversary of the commencement of the Term.

     (e) If Tenant desires to rent space on the 42nd Floor for which no option is then available, Landlord agrees to rent to Tenant all or a portion of the space on the 42nd Floor then available in substitution for and on the same equivelant terms as an equal amount of the next available option space. At the time of exercise of the next option, the then current option space shall be made contiguous with the space already rented and, together with the amount of space already rented by Tenant on the 42nd Floor, shall equal the cumulative amount of option space then available to Tenant under the provisions of this Paragraph 31.

     (f) Whenever, under this Paragraph 31, an option is exercised by Tenant for space not previously occupied, Landlord shall install Building Standard Work and Special Tenant Work in accordance with Exhibit 3. Within six months after Tenant notifies Landlord of the exercise of such an option, Tenant shall deliver final plans to Landlord as described in paragraph 1(a) of Exhibit 3. If Landlord shall be delayed in substantially completing such work so that the space is not ready for such occupancy by the respective dates listed in this paragraph as a result of causes listed in Paragraphs 2(a), 2(b) and 2(c) of Exhibit 3, then Tenant as liquidated damages shall pay to Landlord a sum equal to the product of the daily rent for the option space and the number of days of such delay. The word "Term" as used in Exhibit 3 for purposes of this paragraph shall mean the time between the date on which Landlord delivers the space to Tenant and the balance of the Term as defined in [illegible].

     IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be duly executed this [illegible] day of [illegible], 197[illegible].

                                    JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                                                                      Landlord

                                    By /s/ illegible
                                       ---------------------------------------

                                               illegible
                                               -------------------------------
                                                                        (Title)
                                    CHARLES RIVER ASSOCIATES INCORPORATED

                                    By /s/ illegible
                                       ---------------------------------------
                                                                        Tenant


                                               PRESIDENT
                                               -------------------------------
                                                                        (Title)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                               John Hancock Place
                                  P. O. Box 111
                           Boston, Massachusetts 02117

                                                    March 1, 1978

Gerald Kraft, President
Charles River Associates, Inc.
1050 Massachusetts Avenue
Cambridge, Massachusetts  02138

Re: John Hancock Tower
    TEMPORARY STORAGE SPACE AND JANITORIAL SERVICE

Dear Mr. Kraft:

     Reference is made to a lease of even date between John Hancock Mutual Life Insurance Company and Charles River Associates, Inc. demising premises on the 43rd and 44th floors of the John Hancock Tower (the "Lease").

     In consideration of your entering into the lease, John Hancock will make available to Charles River Associates, Inc. 4,000 square feet of storage space on the 44th floor of John Hancock Tower commencing on May 15, 1978. You shall yield up such space on the earlier of (a) 15 days after your taking occupancy of the premises demised by the Lease, or (b) 15 days after termination of the Lease.

     By your signature below, you hereby acknowledge that your use of such storage space shall be at your sole risk, and that the Landlord shall not be liable for any damage or theft of items stored therein.

     To prevent overloading of the storage area and damage to the Building, the Landlord shall supervise the placing of materials in the storage area and their removal therefrom. By your signature below, you hereby agree that Landlord shall not be liable for any damage either to persons or property resulting from or arising as a result of your use of the storage space.

     With respect to janitorial services, this will acknowledge that the provisions of the Lease are not intended to prevent

Page Two                                                      March 1, 1978
Gerald Kraft, President
Charles River Associates, Inc.
Re:      John Hancock Tower
         Temporary Storage Space and
         Janitorial Service

your employees and agents from performing routine cleaning during business hours.

                                             Very truly yours,



                                             /s/ illegible
                                             ----------------




AGREED:



By: /s/ illegible
   -----------------
Date: 3/1/78

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                               POST OFFICE BOX 111
                              BOSTON, MASSACHUSETTS


                                          Department of Administrative Services
                                          Harold F. Portle, Jr.
                                          Director of Leasing
                                          Building Management Services


                                                  March 1, 1978


Mr. Gerald Kraft, President
Charles River Associates, Inc.
1050 Massachusetts Avenue
Cambridge, Massachusetts 02138

Re:      PARKING SPACES - JOHN HANCOCK GARAGE

Dear Mr. Kraft:

Reference is made to the Lease of even date between John Hancock Mutual Life Insurance Company and Charles River Associates, Inc. for space on the 43rd and 44th floors of the John Hancock Tower. In consideration of your execution of the Lease, we agree to provide parking spaces to you in the John Hancock Place Garage, which is situated over the Massachusetts Turnpike between Dartmouth and Clarendon Streets, as of the commencement of the Term specified in the Lease upon the following terms and conditions.

One parking space on floors 2, 3, or 4 of the Garage will be made available to Charles River Associates, Inc. for every 2,000 square feet of space leased in the John Hancock Tower.

All arrangements with respect to such parking, including the charges to be made from time to time therefor, shall be at the prevailing rates established by the operator of the Garage as they may be changed from time to time.

If pursuant to any existing or future law, regulation or other governmental action, the use of the John Hancock Place Garage is restricted for the parking of cars for the type of use contemplated by the foregoing arrangement, it is understood that John Hancock Mutual Life Insurance Company may reduce or terminate completely, the above arrangements provided such reductions are made pro rata with other tenants of the John Hancock Tower.

Page Two                                                         March 1, 1978
Mr. Gerald Kraft, President
Charles River Associates, Inc.
Re:  Parking Spaces -
     John Hancock Garage

The Hancock will cause the operator of the Garage to provide parking throughout the Term of the Lease in accordance with the provisions of this letter.

                                                  Kindest personal regards,

                                                  /s/ illegible
                                                  ----------------------

                            FIRST AMENDMENT OF LEASE

     WHEREAS, JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED ("Tenant") entered into a lease dated March 1, 1978 demising certain premises on the 43rd and 44th floors of the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts (the "Lease"); and

     WHEREAS, Tenant has surrendered to Landlord those portions of the 44th floor of the Premises designated as A, B and C on the plan attached hereto as Exhibit A; and

     WHEREAS, Landlord and Tenant desire to amend the Lease;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows, and such changes are deemed to have taken effect on August 1, 1981.

          1. The Premises comprise the entire 43rd floor (26,707 square feet of rentable area) and that portion of the 44th floor designated as Space "D" on the plan attached hereto as Exhibit A (2,657 square feet of rentable area).

          2. The Base Rent is $309,790.20 (29,364 square feet at $10.55 per square foot).

          3.   Tenant's Proportionate Share of Ownership Taxes is 1.8381%.

          4. Tenant may, at Tenant's election, increase the area of the Premises by adding thereto all or any portion of Space C as shown on Exhibit A attached hereto, subject to the following conditions:

               a. Tenant shall exercise such election by delivering written notice to Landlord designating the space to be added.

               b. Vacant space may be added at any time prior to August 1, 1984.

               c. Space which is occupied by Landlord or another tenant may be added on August 1, 1982; January 1, 1983; August 1, 1983 or January 1, 1984, provided such notice of election is delivered to Landlord not less than 90 days prior to the date on which it is to be delivered.

               d. Tenant shall exercise its election so that the portions of Space C which are not added to the Premises are contiguous to Space B, as shown on Exhibit A.

          5. Tenant may also, at Tenant's election, such election to be exercised by not less than 90 days' prior written notice to Landlord, add to the Premises 3,917 rentable square feet of space on the 42nd floor for a term to end on June 11, 1983.

          6. The Base Rent shall be increased at the rate of $10.55 per annum for each square foot of rentable area included in the Premises pursuant to the provisions of the foregoing paragraphs 4 and 5, and the Tenant's Proportionate Share of Ownership Taxes shall also be appropriately adjusted.

          7. Commencing August 1, 1984, the Premises shall include the entire 43rd and 44th floors together with Space B on the 42nd floor, if Tenant shall have exercised its option with respect to said Space B pursuant to paragraph 31(b) of the Lease, and the Base Rent and Rent Adjustment shall be determined as set forth in the Lease.

          8. Upon delivery of Space A, B and C of the 44th floor on August 1, 1984, (a) Space B and C shall have substantially the same floor layout, partitioning and configuration as existed with respect to said Space on August 1, 1981, (b) Space A shall be delivered to Tenant in its then "as is" condition including all alterations thereto hereafter made by Landlord, and (c) Landlord shall grant to Tenant a construction allowance in the amount of $27,286 for the purpose of making such further alterations and renovations as Tenant shall deem appropriate for its intended use. Said construction allowance shall be granted as a credit toward payment of the rent due on August 1, 1984. All such alterations and renovations shall be made pursuant to plans submitted to and approved by Landlord.

     Executed as a sealed instrument this 16th day of December, 1981


                                           JOHN HANCOCK MUTUAL LIFE INSURANCE
                                              COMPANY


                                           By /s/ Paul I. Pennie
                                              --------------------------------


                                           CHARLES RIVER ASSOCIATES INCORPORATED


                                           By /s/ Alan R. Willens
                                              ---------------------------------
                                       -3-

                            SECOND AMENDMENT OF LEASE


     WHEREAS, JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED ("Tenant") entered into a Lease dated March 1, 1978, demising certain premises in the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts, which Lease was amended by First Amendment of Lease dated December 16, 1981 (as so amended, the ("Lease"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease further,

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended by changing the date "August 1, 1984" in the one place it appears in Paragraph 7 and in the two places in which it appears in Paragraph 8 of the First Amendment of Lease to "August 1, 1985".

     Except as hereinabove amended, the Lease shall remain in full force and effect.

     Executed as a sealed instrument this 24th day of February , 1984.


                                     JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                                     By
                                       ----------------------------------------


                                     CHARLES RIVER ASSOCIATES INCORPORATED


                                     By /s/ illegible TREASURER
                                       ----------------------------------------

                            THIRD AMENDMENT OF LEASE

     WHEREAS, JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED ("Tenant") entered into a Lease dated March 1, 1978, demising certain premises in the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts, which Lease was amended by First Amendment of Lease dated December 16, 1981 and by Second Amendment of Lease dated February 24, 1984 (as so amended, the ("Lease"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease further,

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended by changing the date "August 1, 1985" in the Second Amendment of Lease to "August 1, 1986".

     Except as hereinabove amended, the Lease shall remain in full force and effect.

     Executed as a sealed instrument this 28th day of February, 1985.

                                                  JOHN HANCOCK MUTUAL LIFE
                                                  INSURANCE COMPANY


                                                  By /s/ Lawrence W. Gaboury
                                                    -------------------------


                                                  CHARLES RIVER ASSOCIATES
                                                  INCORPORATED


                                                  By /s/ Alan R. Willens
                                                    -------------------------
                                                               TREASURER

                            FOURTH AMENDMENT OF LEASE

     WHEREAS, JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED ("Tenant") entered into a Lease dated March 1, 1978, demising certain premises in the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts, which Lease was amended by First Amendment of Lease dated December 16, 1981, by Second Amendment of Lease dated February 24, 1984 and by Third Amendment of Lease dated February 28, 1985 (as so amended, the "Lease"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease further,

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended by changing the date "August 1, 1986" in the Third Amendment of Lease to "August 1, 1987".

     Except as hereinabove amended, the Lease shall remain in full force and effect.

     Executed as a sealed instrument this 7th day of February, 1986.



                                         JOHN HANCOCK MUTUAL LIFE INSURANCE
                                         COMPANY


                                         By /s/ Lawrence W. Gaboury
                                           --------------------------------


                                         CHARLES RIVER ASSOCIATES INCORPORATED


                                         By /s/ Alan R. Willens TREASURER
                                           --------------------------------

                            FIFTH AMENDMENT OF LEASE

     WHEREAS, JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED ("Tenant") entered into a Lease dated March 1, 1978, demising certain premises in the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts, which Lease was amended by First Amendment of Lease dated December 16, 1981, by Second Amendment of lease dated February 24, 1984, by Third Amendment of Lease dated February 28, 1985, and by Fourth Amendment of Lease dated February 7, 1986 (as so amended, the "Lease"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease further,

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended by changing the date "August 1, 1987" in the Fourth Amendment of Lease to "June 11, 1988".

     Except as hereinabove amended, the Lease shall remain in full force and effect.

     Executed as a sealed instrument this 13th day of February, 1987.


                                         JOHN HANCOCK MUTUAL LIFE INSURANCE
                                         COMPANY


                                         By /s/ Lawrence W. Gaboury
                                           --------------------------------



                                         CHARLES RIVER ASSOCIATES INCORPORATED


                                         By /s/ Alan R. Willens   TREASURER
                                           --------------------------------

                            SIXTH AMENDMENT OF LEASE

          WHEREAS, JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED ("Tenant") entered into a Lease dated March 1, 1978, demising certain premises in the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts, which Lease was amended by First Amendment of Lease dated December 16, 1981, by Second Amendment of Lease dated February 24, 1984, by Third Amendment of Lease dated February 28, 1985, by Fourth Amendment of Lease dated February 7, 1986, and by Fifth Amendment of Lease dated February 13, 1987 (as so amended, the "Lease"); and

          WHEREAS, the Term of the Lease currently expires on June 11, 1988; and

          WHEREAS, Tenant has exercised its Option to Extend the Term of the Lease with respect to the 43rd floor (consisting of 26,707 rentable square feet) for an additional 5 years commencing June 12, 1988 and expiring June 11, 1993; and

          WHEREAS, Landlord desires to grant Tenant an additional five year Option to Extend at the expiration of the Term, as extended above; and

          WHEREAS, Landlord and Tenant desire to amend the Lease to provide for the above;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

     1. The Term of the Lease is hereby extended for an additional five (5) years commencing June 12, 1988 and expiring on June 11, 1993.

     2. Effective June 12, 1988, the Premises shall comprise the entire 43rd floor (26,707 square feet of rentable area), and no other portion of the John Hancock Tower.

     3. The Base Rent for the period from June 12, 1988 through May 11, 1989 shall be at a rate of $520,786.50 (26,707 square feet at $19.50 per square foot). The Base Rent for the balance of the Term, as extended, for the period from May 12, 1989 through June 11, 1993 shall be at a rate of $881,331 (26,707 square feet at $33.00 per square foot).

     4. Effective June 12, 1988 the Base Year for Taxes shall be fiscal year 1987 and the Base Year for Operating Utility Expenses shall be calendar year 1987.

     5. Effective June 12, 1988 Tenant's Proportionate Share of Ownership Taxes shall be 1.6718.

     6. Paragraph 29 of the Lease is hereby deleted in its entirety and the following Paragraph 29 is inserted in its stead:

          "29. OPTION TO EXTEND LEASE. Tenant shall have the option to extend the Term of this Lease for an additional period of five years subject to all the terms and conditions of this Lease except that the annual base rent during the second extended Term (June 12, 1993 through June 11, 1998) shall be the higher of the annual base rent during the first extended Term (June 12, 1988 through June 11, 1993) or the fair rental value of the Premises during the second extended Term, taking into account the then-current Rent Adjustments specified in Paragraph 2. Such option shall be exercised by giving written notice to Landlord prior to June 11, 1992. During the 90 days prior to June 11, 1992 and prior to exercising this option, Tenant may request Landlord to designate the fair rental value for the second extended Term and Landlord shall do so within thirty days of such request. Within thirty days after Tenant's exercise of such option (if not previously designated at Tenant's request), Landlord shall designate the fair rental value of the Premises during the second extended Term by written notice to Tenant and such designation shall be conclusive of such fair rental value subject only to the determination of such fair rental value by arbitration pursuant to the provisions of Paragraph 30 provided that Tenant gives written notice to Landlord demanding such arbitration within thirty days after Landlord shall have so designated the fair rental value of the Premises (or within thirty days after the exercise of the option if Landlord has previously designated the fair rental value)."

     7. Other than the Option to Extend provided for in Paragraph 6 above, Tenant shall have no other Option to Extend or Option to Add Space.

     8. Any amount in the form of a commission or similar payment due Leggat McCall as a result of Tenant's exercise of its Option to Extend herein shall be the obligation of Tenant.

          Except as hereinabove amended, the Lease shall remain in full force and effect.

          Executed as a sealed instrument this 24th day of August, 1987.



                                           JOHN HANCOCK MUTUAL LIFE
                                               INSURANCE COMPANY



                                           By: /s/ Lawrence W. Gaboury
                                              ------------------------
                                               General Director


                                           CHARLES RIVER ASSOCIATES
                                               INCORPORATED



                                           By: /s/ illegible
                                              ------------------------

                           SEVENTH AMENDMENT OF LEASE

               WHEREAS, JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED ("Tenant") entered into a Lease dated March l, 1978, demising certain premises in the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts, which Lease was amended by First Amendment of Lease dated December 16, 1981, by Second Amendment of Lease dated February 24, 1984, by Third Amendment of Lease dated February 28, 1985, by Fourth Amendment of Lease dated February 7, 1986, by Fifth Amendment of Lease dated February 13, 1987 and by Sixth Amendment of Lease dated August 24, 1987 (as so amended, the "Lease"); and

               WHEREAS, Landlord and Tenant desire to amend the Lease to provide for the leasing of certain additional storage space described below;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

          1. Effective November 1, 1989 through and including June 11, 1993, the Premises shall also include 1,022 rentable square feet of storage space on the basement floor of the Heath Building at 285 Columbus Avenue, Boston, Massachusetts, as more particularly shown on EXHIBIT A hereto ("STORAGE SPACE"). The rent for this space will be $10,220.00 per annum ($10 per foot in equal monthly installments' of $851.67) for the entire term paid in advance on or before the first day of each month. There will be no increases for Operating Expenses or Ownership Taxes.

          2. The Storage Space will receive lighting, heating and air conditioning to the extent afforded by the facilities in the space on the date hereof which is agreed to be minimal. Tenant will accept the space in "as-is" condition. Tenant shall use the Storage Space only for storage associated with the use of the Premises. A fire, casualty or condemnation with respect to the Storage Space shall not affect Tenant's obligations with respect to the Premises.

          3. Tenant will have access to the Storage Space on not more than 24 hours notice and when possible on demand.

     Except as hereinabove amended, the Lease shall remain in full force and effect.

     Executed as a sealed instrument this ___ day of January, 1990.


                                             JOHN HANCOCK MUTUAL LIFE
                                                 INSURANCE COMPANY



                                             By:
                                                ------------------------


                                             CHARLES RIVER ASSOCIATES
                                                 INCORPORATED



                                             By: /s/ illegible
                                                ------------------------

                            EIGHTH AMENDMENT OF LEASE

     WHEREAS, JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED ("Tenant") entered into a Lease dated March 1, 1978, demising certain premises in the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts, and certain premises in the Heath Building, 285 Columbus Avenue, Boston, Massachusetts, which Lease was amended by First Amendment of Lease dated December 16, 1981, by Second Amendment of Lease dated February 24, 1984, by Third Amendment of Lease dated February 28, 1985, by Fourth Amendment of Lease dated February 7, 1986, by Fifth Amendment of Lease dated February 13, 1987, by Sixth Amendment of Lease dated August 24, 1987 and by Seventh Amendment of Lease dated January 21, 1990 (as so amended, the "Lease"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease to provide for the leasing of certain substitute storage space in the Heath Building and additional storage space in the John Hancock Tower more particularly described below;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

A.   HEATH BUILDING

     1. Effective December 31, 1991 through and including June 11, 1993, the portion of the Premises consisting of 1,022 rentable square feet of storage space on the basement floor of the Heath Building, (as more particularly shown on EXHIBIT A to the Seventh Amendment to Lease) shall be deleted from the Lease, and 1,390 rentable square feet of storage space on the eighth floor of the Heath Building, as more particularly shown on EXHIBIT A-1 hereto ("Heath Storage Space"), shall be substituted in its place. The rent for the Heath Storage Space will be $13,899.96 per annum ($10.00 per square foot in equal monthly installments of $1,158.33) for the entire term paid in advance on or before the first day of each month. There will be no increase for Operating Expenses or Ownership Taxes with respect to the Heath Storage Space.

     2. The Heath Storage Space will receive lighting, heating and air conditioning to the extent afforded by the facilities in the space on the date hereof which is agreed to be minimal. Landlord shall, on or before December 31, 1991 perform certain improvements to the Storage Space necessary to demise the Premises (i.e. caging with standard lock) ("Landlord's Work"). Tenant shall reimburse Landlord for one-half of the actual cost of performing Landlord's Work, which reimbursement shall be due and payable within ten (10) days of receipt of Landlord's statement specifying such costs. Otherwise, said Space is being demised to Tenant in "as-is" condition. Tenant shall use the Heath Storage Space only for storage associated with the use of the Premises. A fire, casualty or condemnation with respect to the Heath Storage Space shall not affect Tenant's obligations with respect to the remainder of the Premises.

     3. Tenant will have access to the Heath Storage Space on not more than 24 hours notice and when possible on demand.

B.   TOWER

     4. Effective December 16, 1991 through and including June 15, 1992, the Premises shall also include 1,966 rentable square feet of storage space located on the 44th floor of the John Hancock Tower, as more particularly shown on Exhibit A-2 hereto ("Tower Storage Space"). The rent for the Tower Storage Space shall be $35,388 per annum ($18.00 per square foot in equal monthly installments of $2,949.00) for the entire term paid in advance on or before the first day of each month. There shall be no increases for Operating Expenses or Ownership Taxes with respect to the Tower Storage Space. Notwithstanding the foregoing, if Tenant uses the Tower Storage Space for purposes other than storage space, then the rent due for the Tower Storage Space shall automatically increase to the per square foot rent due and payable with respect to the remainder of the Premises, and Tenant's proportionate share of Operating Expenses and Ownership Taxes shall increase proportionately to reflect the inclusion of the Tower Storage Space.

     5. On or before December 16, 1991, Landlord shall, at its expense, install an entrance door with a standard lock; otherwise, said space is being delivered to Tenant in "as-is" condition.

     Except as hereinabove amended, the Lease shall remain in full force and effect.

     Executed as a sealed instrument this        day of December, 1991.



                                               JOHN HANCOCK MUTUAL LIFE
                                               INSURANCE COMPANY



                                               By:
                                                  ------------------------


                                               CHARLES RIVER ASSOCIATES
                                               INCORPORATED



                                               By: /s/ illegible
                                                  ------------------------
                                                   Treasurer

                                                  Charles River Associates
                                                  John Hancock Tower
                                                  Boston, Massachusetts



                            NINTH AMENDMENT OF LEASE

    THIS NINTH AMENDMENT TO LEASE, made and entered into as of this 2nd day of September, 1992, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (hereinafter referred to as "Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED (hereinafter referred to as "Tenant").

                                WITNESSETH: THAT

     WHEREAS, Landlord and Tenant entered into a lease dated March 1, 1978, demising certain premises on the 43rd and 44th floors of the John Hancock
Tower, 200 Clarendon Street, Boston, Massachusetts (the "Building"), which lease has been amended by First Amendment of Lease dated December 16, 1981, Second Amendment of Lease dated February 24, 1984, Third Amendment of Lease dated February 28, 1985, Fourth Amendment of Lease dated February 7, 1986, Fifth Amendment of Lease dated February 13, 1987, Sixth Amendment of Lease dated August 24, 1987, Seventh Amendment of Lease dated January 31, 1990 and Eighth Amendment of Lease dated December 31, 1991 (which lease and the amendments thereto are hereinafter collectively referred to as the "Lease"); and

     WHEREAS, the parties hereto are mutually desirous of amending and extending the Lease as hereinafter provided.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

1.   INITIAL LEASE TERM EXTENDED.

          Landlord and Tenant acknowledge that as currently provided in the Lease the Term commenced on June 12, 1978 and terminates on June 11, 1993 (the "Initial Term") and the Premises comprise (i) the entire 43rd floor of the Building (comprising 26,707 rentable square feet) (the "Initial Premises") plus (ii) 1,390 rentable square feet of storage space on the eighth floor of the Heath Building (the "Heath Storage Space") and (iii) 1,966 rentable square feet of storage space on the 44th floor of the Building (the "Hancock Storage Space") all as more particularly described in the Lease. Landlord and Tenant hereby agree that the Initial Term shall terminate on and, if necessary, be extended to the Extended Term Commencement Date (as hereinafter defined in Paragraph 7(E) of this Ninth Amendment). Tenant's occupancy of the Initial Premises, the Heath Storage Space and the Tower Storage Space during the balance of the Initial Term shall be on the same terms and conditions as currently contained in the Lease, except as expressly modified by Paragraphs 2 and 3 of this Ninth Amendment and shall terminate upon the Extended Term Commencement Date; provided, however, Tenant's occupancy of the Hancock Storage Space shall terminate upon the occupancy by Tenant of the Temporary Space (as hereinafter defined in Paragraph 3).

2.   BASE RENT DURING INITIAL TERM.

          Effective as of June 12, 1992 and continuing for the balance of the Initial Term, Base Rent for the Initial Premises shall be payable at a rate of $881,331 per year (26,707 rentable square feet at $33.00 per square foot) except that for the period from January 1, 1993 through February 12, 1993, the Base Rent for the Initial Premises shall be payable at a reduced rate of $614,261 per year (26,707 rentable square feet at $23.00 per square foot); provided, however, in the event the Extended Term Commencement Date does not occur on or before February 12, 1993 and the delay is due to causes reasonably within the control of the Landlord, the period during which the Base Rent shall be payable at the foregoing reduced rate shall be extended beyond February 12, 1993 for the period of such delay.

3.   TEMPORARY SPACE DURING INITIAL TERM.

          Effective as of June 12, 1992, Landlord hereby leases to Tenant and Tenant hereby agrees to lease, approximately 6,400 rentable square feet of space on the 44th floor of the Building as shown on EXHIBIT 1, attached hereto and made a part hereof, (the "Temporary Space"), for the balance of the Initial Term on the same terms and conditions as contained in the Lease, except that Tenant shall have no obligation to pay Base Rent or to pay any Rent Adjustment (as provided in Section 2 of the Lease) for the Temporary Space during the Initial Term. Landlord shall deliver the Temporary Space in "AS IS" condition after receipt of written notice from Tenant. Tenant shall perform all work necessary in order to equip and furnish the Temporary Space for Tenant's use for general office purposes in accordance with plans approved by Landlord and in a first-class, good and workmanlike manner. Landlord shall have no obligation to construct any improvements to the Temporary Space or to contribute to the cost of any improvements to the Temporary Space; provided, however, Landlord shall provide an egress door from the Temporary Space vestibule into the common area of the 44th floor in compliance with all applicable law. Upon the termination of the Initial Term, or earlier termination of this Lease, Tenant will surrender possession of the Temporary Space to Landlord broom clean, free of all of Tenant's property and in the same condition as it was as of the commencement of Tenant's occupancy, reasonable wear and tear excepted.

4.   RELOCATION OF PREMISES TO 32ND AND 33RD FLOORS DURING EXTENDED TERM.

          A. LEASE OF 32ND AND 33RD FLOORS. Commencing on the Extended Term Commencement Date and continuing for the duration of the Extended Term (as hereinafter defined), Landlord hereby leases to Tenant and Tenant hereby agrees to lease 10,553 rentable square feet of space on the 32nd floor and 25,939 rentable square feet of space on the 33rd floor (i.e. the entire 33rd floor) of the Building as shown on EXHIBIT 2 and EXHIBIT 3, respectively, attached hereto and made a part hereof, on the same terms and conditions as contained in the Lease, as modified by this Ninth Amendment, unless sooner terminated as provided in the Lease. The foregoing space on the 32nd and 33rd floors of the Building is referred to collectively as the "Extended Premises". During the Extended Term, the term "Premises" as used in the Lease shall mean and include the Extended Premises, as the same may be expanded as hereinafter provided in Paragraph 10 of this Ninth Amendment, but shall exclude the Initial Premises and the Temporary Premises.

          B. EXTENDED TERM. The Lease shall be and hereby is extended for an additional term of fifteen (15) years, commencing on the Extended Term Commencement Date (the "Extended Term") on the same terms and conditions as contained in the Lease, as modified by this Ninth Amendment. Landlord and Tenant hereby acknowledge that Tenant shall lease the entire Extended Premises during the entire Extended Term.

          C. BASE RENT DURING EXTENDED TERM. Commencing on the Extended Term Commencement Date and continuing for the Extended Term, Tenant shall pay to Landlord annual Base Rent for the Extended Premises as follows:

         YEARS                    RENT PER RENTABLE SQUARE FOOT

         1 - 5                    $23.00 per rentable square foot; and

         6 - 15                   $27.50 per rentable square foot

     With respect to the Extended Premises, the annual Base Rent as provided above shall be payable as follows:

               (i) From the Extended Term Commencement Date through the fifth anniversary thereof, $839,316.00 for each year in equal monthly installments of $69,943.00; and

               (ii) From the fifth anniversary of the Extended Term Commencement Date through the fifteenth anniversary thereof, $1,003,530.00 for each year in equal monthly installments of $83,627.50.

               (iii) Notwithstanding the foregoing, no annual Base Rent shall be payable for the first eighteen (18) months of the Extended Term.

5.   RENT ADJUSTMENT

     Section 2 of the Lease captioned "RENT ADJUSTMENT" is amended as follows:

               a. by adding at the end of the first paragraph of subsection (a) of Section 2 the following:

     "Commencing on the Extended Term Commencement Date and for the duration of the Extended Term, as the same may be extended, the Base Year for purposes of calculating Tenant's Proportionate Share of Ownership Taxes (as defined in the first paragraph of subsection (a)) shall be the fiscal year 1993, such that Tenant shall commence payment of Tenant's Proportionate Share of Ownership Taxes during the Extended Term from and after July 1, 1993."

               b. subsection (a) of Section 2 is also amended by adding the following at the end of the second paragraph thereof:

     "Commencing on the Extended Term Commencement Date and for the duration of the Extended Term, as the same may be extended, Tenant's Proportionate Share of Ownership Taxes for any fiscal year shall be 2.2843%, the percentage resulting from dividing the number of square feet of rentable area included in the Extended Premises (which will then be 36,492 square feet) by the number of square feet of rentable area in the Building (which is 1,597,533 square feet). Tenant's Proportionate Share of Ownership Taxes shall be increased accordingly in the event Tenant exercises any of its options for expansion space as provided in Paragraph 10 of this Ninth Amendment."

               c. by adding at the end of subsection (b) of Section 2 the following:

     "Commencing on the Extended Term Commencement Date and for the duration of the Extended Term, as the same may be extended, the Base Year for purposes of calculating the Tenant's rent adjustment for Operating Expenses (as defined in the first paragraph of subsection (b) shall be the calendar year 1993, such that Tenant shall commence payment of Tenant's rent adjustment for Operating Expenses during the Extended Term from and after January 1, 1994."

6.   SERVICES

          Section 3 of the Lease captioned "SERVICES" is amended by adding the following at the end of said section:

          "During the Extended Term, in addition to the Services required by
     Section 3 of the Lease, Landlord shall provide the following additional services to Tenant, without additional charge to Tenant:

               a. Thermostats shall be set at no more than 74(degree) Fahrenheit when cooling is required and no less than 71(degree) Fahrenheit, or less, if requested by Tenant, when heating is required; it being acknowledged by Tenant that solar exposure of certain portions of the Extended Premises may require the use of blinds to reduce interior temperatures.

               b. In connection with the completion of the Work, Landlord shall provide and install new thermostats in the Extended Premises. Perimeter zones shall be controlled at one per bay or one per every two bays as mutually determined by Landlord and Tenant. Building corners shall be subzoned such that each exposure shall have its own zone of control. Subzoned areas shall be individually controlled. Installation of the new thermostats shall be based on the new layouts, new DDC system hardware and new building control systems which Landlord will install in the Building no later than three (3) years from the Extended Term Commencement Date. These new systems shall be made available to Tenant as soon as Building-wide installation of the central elements to the new control systems are completed.

               c. Excepting for exterior conditions of extreme cold or extreme heat and humidity, outside air to the floor at interior and exterior zones shall be sufficient to provide the lesser of 20 CFM to each occupant or 0.2 CFM per square foot generally in any particular area of control.

               d. In connection with the completion of the Extended Premises by Landlord pursuant to Paragraph 7 of this Ninth Amendment:

                    (i) a minimum of 5 tons of condenser water shall be provided to the Extended Premises on a 24 hour basis;

                    (ii) electrical capacity shall be provided to the Extended Premises at 6.5 watts per square foot with the future potential for 8.5 watts per square foot;

                    (iii) adequate telephone and data/communications riser capacity shall be provided; and

                    (iv) doors and stair towers off freight lobby and similarly located space at the north end of the Building shall be modified by Landlord to allow for economical multi-tenant use.

          Notwithstanding anything to the contrary contained in Section 3(b) of the Lease, Landlord acknowledges that the annual Base Rent for the Extended Premises specified in Paragraph 4 of this Ninth Amendment includes all normal electricity charges for lighting and electrical outlets attributable to the Extended Premises.

7.   COMPLETION OF EXTENDED PREMISES BY LANDLORD

          A. GENERAL. This Paragraph 7 of the Ninth Amendment sets forth the mutual agreement between Landlord and Tenant as to the production of plans and specifications for and the performance of the leasehold improvements, including without limitation the improvements required to satisfy the provisions of Section 3(d) of the Lease as added by Paragraph 6 of this Ninth Amendment, to be performed in preparing the Extended Premises for Tenant's occupancy (the "Work"). Except as expressly provided herein, Tenant shall accept the Extended Premises "AS IS" as to condition and layout.

          B.   PLANS.

               (i) On or before September 14, 1992, Tenant shall submit to Landlord for Landlord's approval preliminary plans for the Work prepared by a licensed architect or engineer, which plans shall include any drawings and specifications necessary to permit Landlord to price the Work on a preliminary basis. Landlord shall review such plans as submitted within ten
     (10) business days after the receipt thereof and shall notify Tenant if Landlord approves or disapproves such plans. If Landlord disapproves such plans, Landlord shall specify in writing the reasons for its disapproval of any aspect of such plans. Within five (5) business days of receipt of Landlord's written disapproval, Tenant shall prepare any revisions to such plans which may be necessary as a result of Landlord's disapproval and resubmit such revised plan to Landlord for approval, which approval shall not be unreasonably withheld or delayed. Simultaneously therewith within said ten (10) business day period, Landlord will furnish to Tenant a preliminary cost estimate for all costs and expenses necessary to complete the Work contemplated by the preliminary plans. Landlord shall have no obligation to Tenant with respect to the preliminary cost estimate and shall not be bound in any manner as a result of providing the preliminary cost estimate to Tenant. Thereafter, on or before October 14, 1992, Tenant shall submit to Landlord for Landlord's approval final plans for the Work (stamped by a licensed architect or engineer), which plans shall include all necessary drawings, specifications and documents required for (a) purchase and installation of demountable partitions, (b) carpet selection and layout, (c) architectural layout, finish schedules and like, (d) electrical power distribution, (e) "above ceiling" engineering plans to be prepared as provided in Paragraph 7(B)(ii) below, (f) the plans for all public areas on the 32nd and 33rd floors to be prepared as provided in Paragraph 7(B)(ii) and any other plans necessary to permit Landlord to price (on a final basis) and to perform the Work. Landlord shall review such final plans as submitted within five (5) business days after the receipt thereof and in all other respects, the procedure for obtaining Landlord's approval of the final plans shall be identical to the procedure, described hereinabove, with respect to obtaining Landlord's approval of the preliminary plans. At such time as the final plans have been approved by Landlord, Landlord and Tenant shall initial such plans. The final plans and specifications initialed by Landlord and Tenant shall be used by Landlord to obtain the Tenant's Cost Quotation (as provided in Paragraph 7(c)(ii) below) and shall be referred to herein as the "Plans". Landlord shall not be deemed unreasonable for withholding approval of any improvements, alterations or additions which (i) do not comply with all applicable laws, ordinances, codes, rules and regulations, (ii) adversely affect any structural, mechanical, plumbing, HVAC, electrical or exterior elements of the Building, or (iii) will require unusual expense to readapt the Extended Premises to normal office use on termination of the Lease or (iv) will increase the cost of construction or of insurance or taxes on the Building or the Extended Premises, unless Tenant agrees in writing to pay all such costs. Approval of the plans shall create no responsibility or liability on Landlord for the accuracy or completeness of such plans, their design sufficiency or compliance with applicable statutes, ordinances or regulations.

               (ii) Tenant shall employ an engineer approved by Landlord to prepare any "above ceiling" plans and specifications necessary for completion of the Work, which "above ceiling" plans will set forth any and all HVAC, sprinkler, lighting and plumbing systems. The plans for all public areas, including elevator core area on the 32nd and 33rd floors shall be prepared by Tenant's architect and shall comply with all applicable laws and lawful ordinances, codes, regulations and orders of governmental authority, including without limitation applicable disability access regulations. Any reasonable costs or expenses incurred or paid by Tenant in connection with the preparation of such plans and specifications and all reasonable costs or expenses incurred or paid by Landlord in connection with the review of such plans and specifications shall be a cost of the Work and included in Tenant's Cost Quotation (defined below).

          C.   TENANT ALLOWANCE; TENANT'S COST QUOTATION.

               (i) Landlord will provide Tenant with a tenant improvement allowance for design of the Plans and construction of the Work pursuant to the Plans in the aggregate amount of $44.68 per rentable square foot ($1,630,462.56 based on 36,492 rentable square feet) (the "Tenant Allowance"). The Tenant Allowance shall be paid by Landlord toward the cost of completion of the Work in accordance with the Plans.

                    The Tenant Allowance shall not include the following costs which shall be paid by Landlord as part of the Work within the Extended
     Premises:

                    (a) Landlord shall deliver floors clean and with under floor duct system empty;

                    (b) Landlord shall provide additional ceiling tiles, at cost, as needed to match existing ceiling tiles;

                    (c) Landlord shall clean and relamp existing ceiling lighting fixtures as needed;

                    (d) Landlord shall perform the work and provide the services described in Section 3(d) of the Lease; and

                    (e) Landlord shall cause the elevator core area and the building standard bathrooms on the 32nd and 33rd floors to comply with the requirements of applicable public access regulations for handicapped or disabled persons.

               (ii) Within twenty (20) business days of the approval of the Plans, Landlord shall obtain bids from at least three (3) general contractors selected by Landlord for the performance of the Work, and Landlord will furnish to Tenant a cost quotation from each of the three (3) general contractors for all costs and expenses necessary for completion of the Work pursuant to the Plans, together with Landlord's designation of the cost quotation which Landlord considers to be the best available cost quotation for the completion of the Work (herein "Tenant's Cost Quotation"). Landlord cannot and does not guarantee the accuracy of any cost quotation, including without limitation the Tenant's Cost Quotation. Unless Tenant disapproves the Tenant's Cost Quotation within five (5) business days, Tenant's Cost Quotation shall be deemed accepted and agreed to by Tenant. If within the applicable five (5) business day period,

     Landlord receives Tenant's written disapproval of the Tenant's Cost Quotation, then Tenant shall meet with Landlord and the contractor(s) (if necessary) within three (3) business days thereafter to revise Tenant's Cost Quotation. The procedure shall be followed until Tenant's Cost Quotation is approved by Landlord and Tenant in writing.

                    If the approved Tenant Cost Quotation is equal to or less than the Tenant Allowance, Tenant shall provide Landlord with a signed work order authorizing commencement of the Work in accordance with the Plans and the final Tenant Cost Quotation (see EXHIBIT 4 attached hereto). If the approved Tenant's Cost Quotation is greater than the Tenant Allowance, then, after the Tenant Allowance has been duly disbursed, Landlord shall provide a statement, in reasonable detail, to Tenant by notice to Tenant, not more often than monthly as of the Work proceeds, setting forth the total of all costs incurred by Landlord in excess of the sum of the Tenant Allowance and all Construction Payments (as hereinafter defined) made by Tenant and received by Landlord, and Tenant shall pay such excess to Landlord within ten (10) business days after the giving of such notice. (All such payments made by Tenant to Landlord are referred to herein as "Construction Payments".)

               (iii) Landlord and Tenant shall cooperate and use diligent efforts to assure that the Plans and Tenant's Cost Quotation are approved in final form on or before November 12, 1992.

               (iv) Upon delivery of Tenant's work order, Landlord shall perform the Work and use reasonable efforts to have the Extended Premises ready for occupancy by February 12, 1993 (herein the "Scheduled Commencement Date"). (The designation of February 12, 1993 as the Scheduled Commencement Date is based upon the assumption that the Plans and the Tenant's Cost Quotation are approved on or before November 12, 1992 as provided hereinabove.) All Work shall be performed by Landlord's designated contractor(s) in accordance with the Plans and Tenant's Cost Quotation. Landlord shall have no obligation to Tenant for defects in design, workmanship or materials, but shall use reasonable efforts to enforce the contractor's obligations thereon and, at Tenant's option, shall assign all warranties received by Landlord with respect to the Work. Any changes to the Plans or Tenant's Cost Quotation may be made only upon written request by Tenant approved in writing by Landlord, such approval not to be unreasonably withheld or delayed, or as may be required by any governmental agency, in each instance evidenced by a written change order describing the change.

          D. COMPLETION OF THE WORK. The Work shall be deemed substantially completed on the date on which Landlord delivers to Tenant either (i) an occupancy permit (permanent or temporary) from the governmental agency responsible for issuing same, provided, however, if such occupancy permit is a temporary one, Landlord shall use reasonable efforts to proceed with and complete all work necessary to satisfy the conditions thereunder and obtain a permanent occupancy permit or (ii) a certification from Landlord's representative, as set forth in Paragraph 7(G) hereof, stating that the Extended Premises are substantially complete and ready for legal occupancy in accordance with the Plans except for so-called "Punch List" items, the completion of which will not substantially interfere with Tenant's ability to occupy, use and enjoy the Extended Premises. Landlord will use due diligence to complete the so-called "Punch List" items. Landlord shall provide Tenant as much notice as circumstances reasonably allow of the date when Landlord expects the Extended Premises to be substantially completed, based upon the progress of the Work.

          E. EXTENDED TERM COMMENCEMENT DATE. The "Extended Term Commencement Date" shall be the earliest of (a) the date Tenant takes possession of the Extended Premises and commences business operations thereof, (b) the date the Extended Premises are substantially completed pursuant to Paragraph 7(D) above (provided, however, that such date shall not be earlier than the Scheduled Commencement Date), or (c) the date such substantial completion would have occurred but for delays caused by Tenant or its representatives, agents or employees ("Tenant Delays"), including, without limitation, delays caused by (i) failure to furnish plans or other information in accordance with Paragraph 7(B) above; (ii) Tenant's request for any special, long lead time materials or installations as part of the Work;
     (iii) Tenant's changes in any drawings, plans or specification; (iv) any changes initiated by reason of Tenant's disapproval of cost proposals or resulting in the preparation of revised cost proposals; (v) field changes to construction work requested or required by Tenant; (vi) the delivery, installation or completion of any Tenant finish work performed by Tenant's employees or agents; or (vii) any other act or omission of Tenant. Immediately after the Extended Term Commencement Date has been determined, the

     Extended Term Commencement Date, the expiration date of the Extended Term, the Exercise Date and the Option Term Commencement Date (as defined and determined in accordance with Section 29 of the Lease, as added by Paragraph 9 hereof) and the applicable Expansion Commencement Dates (as defined and determined in accordance with Section 31A of the Lease, as added by Paragraph 10 hereof) shall be confirmed by Landlord and Tenant in writing.

          If for any reason Landlord cannot deliver possession of the Extended Premises to Tenant on the Scheduled Commencement Date, or perform any other covenant contained in this Paragraph 7 of this Ninth Amendment, the Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall such failure affect the obligations of Tenant hereunder; provided that if the Extended Premises are not substantially completed pursuant to Paragraph 7(D) on or before February 12, 1994 (which date shall be extended by one day for each day of Tenant Delay) (the "Outside Completion Date"), Tenant may not later than ten (10) days after the Outside Completion Date, give Landlord notice of its intent to terminate this Lease if the Extended Premises are not substantially completed within the next thirty (30) days, and, if said substantial completion does not occur within such period, then Tenant may terminate this Lease by notice to Landlord not later than ten (10) days after the expiration of such thirty-day period. The foregoing right of termination shall be Tenant's sole remedy in the event said substantial completion does not occur. Tenant's failure to give notice within each of the ten-day periods specified above shall be deemed a waiver of Tenant's right to terminate the Lease. If Tenant terminates this Lease under the foregoing provisions, the Initial Term of this Lease shall be extended for a period of six (6) months beyond the Outside Completion Date and shall terminate on the date which is six months beyond the Outside Completion Date.

          F. FINAL COST. Within sixty (60) days after the Extended Term Commencement Date, Landlord shall furnish to Tenant a detailed statement outlining the final costs incurred or paid by Landlord in connection with completion of the Work (herein the "Final Cost") and the final amount of the Tenant's Cost Quotation, as adjusted for additional costs required by change orders in the Work requested or agreed to by Tenant (the "Adjusted Tenant's Cost"). If the Final Cost is less than the Tenant Allowance, and provided Tenant is in full occupancy of the Extended Premises and is not in default of its obligations under the Lease, beyond the expiration of any applicable grace period, Landlord shall pay to Tenant the difference between the Final Cost and the Adjusted Tenant's Cost (the "Difference"), or a portion thereof as herein provided, within twenty (20) days after delivery of the detailed statement as follows:

               (a) Landlord shall pay to Tenant one hundred percent (100%) of the Difference up to the amount, if any, by which the Tenant Allowance exceeds the Adjusted Tenant Cost; and

               (b) after payment of any amount due under subsection (a) above, Landlord shall pay to Tenant fifty percent (50%) of the remaining balance, if any, of the Difference and Landlord shall be entitled to retain fifty percent (50%) of the remaining balance of the Difference.

     If the Final Cost is greater than the sum of the Tenant Allowance and any Construction Payment paid to Landlord, then Tenant shall immediately pay the difference to Landlord within twenty (20) days of Landlord's written demand therefor.

          G.   GENERAL.

               (i) Tenant approval, authorization, consent or other required action under this Paragraph 7 shall mean such action taken or authorized by Alan R. Willens. Landlord shall have the right to rely on such approval, authorization, consent or other action, until Tenant advises Landlord in writing that some other person has such authority. Landlord approval, authorization, consent or other required action shall mean such action taken or authorized by Lawrence W. Gaboury under this Paragraph 7. Tenant shall have the right to rely on such approval, authorization, consent or other action, until Landlord advises Tenant in writing that some other person has such authority.

               (ii) Any failure by Tenant to pay any amounts due under this Paragraph 7 shall have the same effect under the Lease as a failure to pay Base Rent. Any such failure shall constitute an event of default under the Lease, entitling Landlord to all of its remedies under the Lease, at law and in equity.

8.   ALTERATIONS

          Section 10 of the Lease entitled "ALTERATIONS" is amended as follows:

          (a) by adding after the first sentence of said Section 10 of the Lease, the following new sentence:

     "Notwithstanding anything contained in this Section 10 to the contrary, so long as Tenant is not in default of its obligations under the Lease, beyond the expiration of any applicable grace period, at any time during the Extended Term, Tenant shall have the right (a) to install, at Tenant's expense, within the space above the ceiling tiles (and below the ceiling) electrical and/or data/communications wiring within the Extended Premises, provided that such installation shall not interfere with or in any manner adversely affect Landlord's installations within said space and (b) to install, at Tenant's expense, a ceiling system and lighting fixtures within the Extended Premises, provided that prior to performing either of the.foregoing alterations Tenant shall have submitted plans for such alterations to Landlord at least fifteen (15) business days prior to the commencement of construction and shall have obtained Landlord's prior written approval thereof, which, shall not be unreasonably withheld or delayed, and, provided, further that so long as Tenant's plans for the installation of ceiling and lighting systems are substantially similar to the systems presently installed as of the date of this Ninth Amendment on the 32nd and 33rd floors of the Building, Landlord shall not withhold its approval."

          (b) by adding at the end of Section 10 of the Lease the following new
     Section 10A:

          "10A INTERNAL STAIRCASE

               During the Extended Term of the Lease, provided Tenant is not in default of its obligations under the Lease, beyond the expiration of any applicable grace period, Tenant shall have the right to construct an internal staircase for the exclusive use and enjoyment of Tenant, which staircase may connect those portions of the 32nd and 33rd floors occupied by Tenant; provided that the construction of such internal staircase shall be performed by Tenant in compliance with the requirements of Section 10B of the Lease.

               At any time commencing six (6) months prior to the expiration of the Extended Term of the Lease or at any time after a default by Tenant under the Lease (which remains uncured beyond any applicable grace period), upon demand from Landlord, Tenant shall pay to Landlord as additional rent, the costs estimated by Landlord to cap the internal staircase constructed by Tenant and to restore the 32nd and 33rd floors to their condition prior to the installation of the internal staircase."

          (c) by adding at the end of Section 10 of the Lease the following new
     Section 10B:

          "10B TENANT CONSTRUCTION

               Tenant shall not make any alterations, improvements or additions to the Extended Premises, as the same may be expanded, except in accordance with plans and specifications first approved by Landlord. Tenant shall submit to Landlord all plans and specifications for Tenant's construction of any alterations, improvements or additions to any space Tenant leases pursuant to the terms of the Lease for Landlord's prior written approval thereof, which, shall not be unreasonably withheld or delayed. Landlord shall review such plans and specifications as submitted within fifteen (15) business days after the receipt thereof and shall notify Tenant if Landlord approves or disapproves such plans and specifications. If Landlord disapproves such plans, Landlord shall specify the reasons for its disapproval of any aspect of such plans. Tenant shall prepare any revisions to such plans and specifications which may be necessary as a result of Landlord's disapproval and complete and revise the same so that the plans are satisfactory to, and have been approved by, Landlord within seven (7) business days after Landlord's request for revisions of the same. Landlord and Tenant shall initial the plans and specifications after the same have been submitted by Tenant and approved by Landlord. Tenant agrees that Tenant's construction shall be built in accordance with such final plans and specifications and agrees to cause its architect to certify from time to time that such final plans and specifications meet all federal, state and local governmental requirements, including, without limitation, all applicable zoning laws, building codes, environmental codes, rules, ordinances or regulations, and any applicable laws and regulations regarding accommodations for disabled persons. Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions which
     (i) do not comply with all applicable laws, ordinances, codes, rules and regulations, (ii) adversely affect any structural, mechanical, plumbing, HVAC, electrical or exterior elements of the Building, (iii) will require unusual expense to readapt the Extended Premises to normal office use on termination of the Lease or (iv) will increase the cost of construction or of insurance or taxes on the Building or the Extended Premises, unless Tenant agrees in writing to pay all such costs. Tenant shall provide Landlord with a full set of as-built plans for the Extended Premises as so improved upon completion of such improvements.

               All construction work in the Extended Premises shall be done by union contractors and laborers, subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, in a good and workmanlike manner and in compliance with the Lease, as amended, all applicable laws and lawful ordinances, codes, regulations and orders of governmental authority and insurers of the Building or the Extended Premises. Before Tenant begins any work, it shall: secure all licenses and permits necessary therefor; deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them; if the estimated cost of the work exceeds $250,000.00 and if requested by Landlord, deliver to Landlord a payment and performance bond to secure the performance of the work; and cause each contractor to carry worker's compensation insurance in statutory amounts covering all contractor's and subcontractor's employees and comprehensive public liability insurance with such limits as Landlord may reasonably require and to deliver to Landlord certificates of all such insurance. Tenant agrees to pay promptly when due, and to defend and indemnify Landlord from and against the entire cost of any work done on the Extended Premises by Tenant, its agents, employees or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Extended Premises or the Building and immediately to discharge any such liens which may attach."

9.   OPTION TO EXTEND LEASE

          Section 29 of the Lease entitled "OPTION TO EXTEND LEASE" is deleted in its entirety and the following substituted therefor:

          "29. OPTION TO EXTEND EXTENDED TERM

               Provided Tenant is not in default of its obligations under the Lease, beyond the expiration of any applicable grace period, either at the time Tenant exercises the extension option described below or on the commencement date of the Option Term (as defined below), and provided no more than twenty-five (25%) percent of the Extended Premises shall be subject to subleases, either at the time Tenant exercises the extension option described below or on the commencement date of the Option Term, and provided Tenant shall not have assigned this Lease, Tenant shall have the right and option to extend the Extended Term hereof for one (1) additional period of five (5) years (such five-year period to be referred to hereinafter as the "Option Term"), provided that Tenant shall give written notice to Landlord of the exercise thereof not later than twelve (12) months prior to the expiration of the Extended Term of this Lease (the "Exercise Date"). Tenant's notice of extension shall be accompanied by then current financial statements of Tenant, audited (if audited statements have been recently prepared on behalf of Tenant) or otherwise certified as being true and correct by the chief financial officer of Tenant. If any such financial statements or other statements prepared in respect of Tenant's financial condition shall disclose, in Landlord's reasonable judgment, that Tenant does not have sufficient creditworthiness, net worth, or financial ability to perform the obligations under this Lease on the part of Tenant to be performed during the Option Term, at any time within fifteen (15) business days after Landlord's receipt of such financial statements, Landlord shall have the right to terminate this Lease upon notice to Tenant which termination shall be effective upon the expiration of the Extended Term of this Lease, and Tenant's option of extension shall be deemed to be void and without effect. The foregoing right of Landlord to terminate this Lease shall not be construed as waiving any default of Tenant which then exists or which might arise prior to the expiration of the term of this Lease.

               If said option is duly exercised as aforesaid, the Extended Term of this Lease with respect to the Extended Premises shall be automatically extended for said Option Term commencing on the date immediately following the expiration of the original Extended Term (the "Option Term Commencement Date") upon all the same terms and conditions contained in the Lease except that Base Rent shall be determined as hereinafter provided. In the event that the aforesaid option to extend is duly exercised, all references contained in this Lease to the Extended Term hereof, whether by number of years or number of months, shall be construed to refer to the original Extended Term hereof as extended by the exercise of the aforesaid option, whether or not specific reference thereto is made in this Ninth Amendment. In exercising its option hereunder, Tenant acknowledges that time is of the essence. Failure of Tenant to exercise its options to extend on or before the Exercise Date specified above shall constitute a waiver by Tenant of all rights under such option.

               Base Rent during the Option Term shall be equal to the then Fair Rental Value for the Extended Premises (as defined and determined below).

               For purposes of this Section 29 of the Lease, "Fair Rental Value" shall mean the annual fair rental for the Extended Premises that would be agreed upon between a landlord and a tenant executing a lease in a comparable building of comparable age for comparable square footage located in Boston for a comparable term in light of all of the other business terms of the Lease, assuming the following:

               (a) the landlord and tenant are well informed and well advised and each is acting in what it considers its own best interests;

               (b) the rental shall reflect the condition of the Extended Premises and all residual value of any improvements to the Extended Premises;

               (c) the method by which square footage is measured is similar to the method used to measure the Extended Premises; and

               (d) the creditworthiness of the tenant is similar to the creditworthiness of Tenant at the time the option to extend the Lease is exercised.

               For purposes of this Section 29, the determination of the Fair Rental Value specified above shall include consideration of all adjustments, if any, for Ownership Taxes and Operating Expenses attributable to the Extended Premises. Effective as of the Option Term Commencement Date and for the duration of the Option Term, the base year for determining Tenant's Proportionate Share of Ownership Taxes shall be the most recent complete fiscal year ending immediately prior to the Option Term Commencement Date and the base year for determining Tenant's rent adjustment for Operating Expenses shall be the most recent complete calendar year ending immediately prior to the Option Term Commencement Date. For example, if the Option Term Commencement Date occurs on

     February 13, 2008, the base year for determining Tenant's Proportionate Share of Ownership Taxes will be fiscal year 2007 (i.e., June 1, 2006 through July 31, 2007) and the base year for determining Tenant's rent adjustment for Operating Expenses will be calendar year 2007.

               During the ninety (90) days prior to the Exercise Date, Tenant may request Landlord to designate the fair rental value for the Option Term. Within thirty (30) days after such request, Landlord shall give written notice to Tenant of the aforesaid annual fair rental value of the Extended Premises for each of the years in the Option Term. The amount so designated by Landlord shall be the annual Base Rent for the Option Term unless, within thirty (30) days after Landlord shall have given such notice, Tenant shall give notice to Landlord demanding arbitration of such fair rental value, in which event such fair rental value shall be determined by arbitration pursuant to the provisions of Section 30 of this Lease."

10.  OPTIONS TO EXPAND

          Section 31 of the Lease entitled "INCLUSION OF ADDITIONAL SPACE IN THE PREMISES" is deleted in its entirety and the following substituted therefor:

          "31. TENANT'S OPTIONS TO EXPAND

               A. EXPANSION BLOCK OPTIONS. Provided Tenant is not in default of its obligations under the Lease, beyond the expiration of any applicable grace period, either at the time Tenant exercises the expansion options described below or on the commencement date of the Lease with respect to such expansion premises, Tenant shall have the following options to expand the Extended Premises. For purposes of this Lease, an "Expansion Block" shall mean the five areas located on the 32nd floor of the Building, shown and numbered on the plan attached hereto as EXHIBIT 5, as follows:

               Expansion Block 1, containing 1,998 rentable square feet;

               Expansion Block 2, containing 2,604 rentable square feet;

               Expansion Block 3, containing 3,613 rentable square feet;

               Expansion Block 4, containing 3,497 rentable square feet;

               Expansion Block 5, containing 4,075 rentable square feet;

               In the event that one or more of the aforesaid options to expand is duly exercised, all references contained in this Lease to the Extended Premises hereof shall be construed to refer to the original Extended Premises hereof as expanded by the exercise of the aforesaid option(s), whether or not specific reference thereto is made in this Ninth Amendment. In exercising its options hereunder, Tenant acknowledges that time is of the essence. Failure of Tenant to exercise any of its options to expand on or before the date specified below shall constitute a waiver by Tenant of all rights under such option. At each time Tenant leases expansion premises pursuant to the provisions of this Section 31(A), Tenant's Proportionate Share of Ownership Taxes shall be increased as provided in Paragraph 5 of the Ninth Amendment and Tenant's obligations to pay adjustments for Operating Expenses shall be adjusted as provided in Section 2(b) of the Lease and the base year for determining Tenant's Proportionate Share of Ownership Taxes shall be fiscal year 1993 and for determining Tenant's rent adjustment for Operating Expenses shall be calendar year 1993 as provided in Paragraph 5 of the Ninth Amendment.

               (i) TENANT'S FIRST OPTION. Subject to the limitations set forth in subsection (vii) of this Section 31(A), Tenant shall have the option (the "First Option") to lease either one or two Expansion Blocks located on the 32nd floor of the Building, provided that each Expansion Block shall be contiguous to the Extended Premises, as the same may be expanded hereunder, (the "First Expansion Premises") commencing on the first day of that month which is eighteen (18) months after the Extended Term Commencement Date (including any partial month in which the Extended Term Commencement Date occurs) (the "First Expansion Commencement Date"). For example, if the Extended Term Commencement Date occurs on February 12, 1993, the First Expansion Commencement Date shall occur on July 1, 1994. Tenant will give Landlord written notice of Tenant's election to exercise the First Option, which notice shall designate the First Expansion Premises, at least twelve
     (12) months, but not more than fourteen (14) months, prior to the First Expansion Commencement Date. The First Expansion Premises will be leased to Tenant upon the same terms and conditions as contained in the Lease, except that the Base Rent shall be determined as hereinafter provided. Upon the commencement of the Lease for the First Expansion Premises, the First Expansion Premises shall automatically become a part of the Extended Premises.

               (ii) TENANT'S SECOND OPTION. Subject to the limitations set forth in subsection (vii) of this Section 31(A), Tenant shall have the option (the "Second Option") to lease either one or two Expansion Blocks located on the 32nd floor of the Building, provided that each Expansion Block shall be contiguous to the Extended Premises, as the same may be expanded hereunder, (the "Second Expansion Premises") commencing on the first day of that month which is thirty-six (36) months after the Extended Term Commencement Date (including any partial month in which the Extended Term Commencement Date occurs) (the "Second Expansion Commencement Date"). For example, if the Extended Term Commencement Date occurs on February 12, 1993, the Second Expansion Commencement Date shall occur on January 1, 1996. Tenant will give Landlord written notice of Tenant's election to exercise the Second Option, which notice shall designate the Second Expansion Premises, at least twelve (12) months, but not more than fourteen
     (14) months, prior to the Second Expansion Commencement Date. The Second Expansion Premises will be leased to Tenant upon the same terms and conditions as contained in the Lease, except that the Base Rent shall be determined as hereinafter provided. Upon the commencement of the lease for the Second Expansion Premises, the Second Expansion Premises shall automatically become a part of the Extended Premises.

               (iii) TENANT'S THIRD OPTION. Subject to the limitations set forth in subsection (vii) of this Section 31(A), Tenant shall have the option (the "Third Option") to lease either one or two Expansion Blocks located on the 32nd floor of the Building, provided that each Expansion Block shall be contiguous to the Extended Premises, as the same may be expanded hereunder, (the "Third Expansion Premises") commencing on the first day of that month which is fifty-four (54) months after the Extended Term Commencement Date (including any partial month in which the Extended Term Commencement Date occurs) (the "Third Expansion Commencement Date"). For example, if the Extended Term Commencement Date occurs on February 12, 1993, the Third Expansion Commencement Date shall occur on July 1, 1997. Tenant will give Landlord written notice of Tenant's election to exercise the Third Option, which notice shall designate the Third Expansion Premises, at least twelve
     (12) months, but not more than fourteen (14) months, prior to the Third Expansion

     Commencement Date. The Third Expansion Premises will be leased to Tenant upon the same terms and conditions as contained in the Lease, except that the Base Rent shall be determined as hereinafter provided. Upon the commencement of the lease for the Third Expansion Premises, the Third Expansion Premises shall automatically become a part of the Extended Premises.

               (iv) TENANT'S FOURTH OPTION. Subject to the limitations set forth in subsection (vii) of this Section 31(A), Tenant shall have the option (the "Fourth Option") to lease either one or two Expansion Blocks located on the 32nd floor of the Building, provided that each Expansion Block shall be contiguous to the Extended Premises, as the same may be expanded hereunder, (the "Fourth Expansion Premises") commencing on the first day of that month which is seventy-two (72) months after the Extended Term Commencement Date (including any partial month in which the Extended Term Commencement Date occurs) (the "Fourth Expansion Commencement Date"). For example, if the Extended Term Commencement Date occurs on February 12, 1993, the Fourth Expansion Commencement Date shall occur on January 1, 1999. Tenant will give Landlord written notice of Tenant's election to exercise the Fourth Option, which notice shall designate the Fourth Expansion Premises, at least twelve (12) months, but not more than fourteen
     (14) months, prior to the Fourth Expansion Commencement Date. The Fourth Expansion Premises will be leased to Tenant upon the same terms and conditions as contained in the Lease, except that the Base Rent shall be determined as hereinafter provided. Upon the commencement of the lease for the Fourth Expansion Premises, the Fourth Expansion Premises shall automatically become a part of the Extended Premises.

               (v) TENANT'S FIFTH OPTION. Subject to the limitations set forth in subsection (vii) of this Section 31(A), Tenant shall have the option (the "Fifth Option") to lease either one or two Expansion Blocks located on the 32nd floor of the Building, provided that each Expansion Block shall be contiguous to the Extended Premises, as the same may be expanded hereunder, (the "Fifth Expansion Premises") commencing on the first day of that month which is ninety (90) months after the Extended Term Commencement Date (including any partial month in which the Extended Term Commencement Date occurs) (the "Fifth Expansion Commencement Date"). For example, if the Extended Term Commencement Date occurs on February 12, 1993, the Fifth Expansion Commencement Date shall occur on July 1, 2000. Tenant will give Landlord written notice of Tenant's election to exercise the Fifth

     Option, which notice shall designate the Fifth Expansion Premises, at least twelve (12) months, but not more than fourteen (14) months, prior to the Fifth Expansion Commencement Date. The Fifth Expansion Premises will be leased to Tenant upon the same terms and conditions as contained in the Lease, except that the Base Rent shall be determined as hereinafter provided. Upon the commencement of the lease for the Fifth Expansion Premises, the Fifth Expansion Premises shall automatically become a part of the Extended Premises.

               (vi) TENANT'S SIXTH OPTION. Subject to the limitations set forth in subsection (vii) of this Section 31(A), Tenant shall have the option (the "Sixth Option") to lease one Expansion Block located on the 32nd floor of the Building, provided that the Expansion Block shall be contiguous to the Extended Premises, as the same may be expanded hereunder, (the "Sixth Expansion Premises") commencing on the first day of that month which is one hundred and eight (108) months after the Extended Term Commencement Date (including any partial month in which the Extended Term Commencement Date occurs) (the "Sixth Expansion Commencement Date"). For example, if the Extended Term Commencement Date occurs on February 12, 1993, the Sixth Expansion Commencement Date shall occur on January 1, 2002. Tenant will give Landlord written notice of Tenant's election to exercise the Sixth Option, which notice shall designate the Sixth Expansion Premises, at least twelve (12) months, but not more than fourteen (14) months, prior to the Sixth Expansion Commencement Date. The Sixth Expansion Premises will be leased to Tenant upon the same terms and conditions as contained in the Lease, except that the Base Rent shall be determined as hereinafter provided. Upon the commencement of the lease for the Sixth Expansion Premises, the Sixth Expansion Premises shall automatically become a part of the Extended Premises.

               (vii) LIMITATIONS ON EXPANSION BLOCK OPTIONS.

                    (a) Notwithstanding anything contained in this Section 31(A) to the contrary, Tenant shall be entitled to exercise its options under this Section 31(A) only in strict numerical order of ascendancy, commencing with Expansion Block 1 and continuing in sequence thereafter with Expansion Blocks 2, 3, 4 and 5.

                    (b) Notwithstanding anything contained in this Section 31(A) to the contrary, Tenant shall be entitled to exercise its options under this Section 31(A) only up to the Maximum Option Premises; such that once Tenant has exercised its options under this Section 31(A) to expand the Extended Premises to include the Maximum Option Premises, Tenant shall have no further option rights to expand the Extended Premises under this Section 31(A). For purposes of this Lease, the "Maximum Option Premises" shall be an aggregate maximum of five
     (5) Expansion Blocks, subject to reduction as provided hereinafter. Tenant's election not to exercise any one (1) of the options set forth in subsections (i) through (vi) of this Section 31(A) shall not affect the Maximum Option Premises or the right of Tenant to exercise any subsequent option(s); thereafter, however, each time Tenant does not exercise a subsequent option at the times provided above, the Maximum Expansion Premises shall be reduced in strict numerical order of descent by one Expansion Block for each subsequent option which Tenant fails to exercise, commencing with the elimination of Expansion Block 5 and continuing in sequence thereafter with Expansion Blocks 4, 3, 2 and 1. For example, if Tenant fails to exercise the First Option, the Maximum Expansion Premises shall remain five (5) Expansion Blocks; thereafter, however, if Tenant does not exercise the Second Option, the Maximum Expansion Premises shall be reduced to four (4) Expansion Blocks, eliminating Expansion Block 5.

               (viii) BASE RENT FOR EXPANSION PREMISES. Base Rent for each Expansion Premises during the Extended Term (but not including the Option
     Term) shall be equal to ninety percent (90%) of the then Fair Rental Value for the applicable Expansion Premises as determined pursuant to Section 31D below. Base Rent for all Expansion Premises, which shall be included within the Extended Premises, during the Option Term shall be determined in accordance with the provisions of Paragraph 9 of the Ninth Amendment.

               (ix) EXPANSION TERMS COTERMINOUS WITH TERM FOR ORIGINAL EXTENDED PREMISES. In the event Tenant elects to exercise any expansion options as set forth in subsections (i) through (vi) of this Section 31(A), Landlord and Tenant agree to execute a written confirmation of such exercise and to document all changes to the Lease, as amended, resulting from the exercise of such option(s). The parties hereby acknowledge that the termination of the term of any such expansion premises shall be co-terminus with the term for the original Extended Premises.

               B. ADDITIONAL EXPANSION OPTION. Provided Tenant is not in default of its obligations under the Lease, beyond the expiration of any applicable grace period, either at the time Tenant exercises the option described below or on the commencement date of the Lease with respect to the Additional Expansion Space (as defined below), and provided that Tenant has exercised its option to extend the Extended Term as provided in Paragraph 9 of the Ninth Amendment, and provided Tenant has exercised its options under
     Section 31(A) hereof so as to expand the Extended Premises to include an aggregate of not less than five (5) Expansion Blocks, and provided Tenant has not assigned this Lease or sublet all or any portion of the Extended Premises, as so expanded, Tenant shall have the additional option (the "Additional Option") to lease during the Option Term either the entire 31st floor of the Building (containing approximately 26,316 rentable square feet of space) or the entire 34th floor of the Building (consisting of approximately 26,375 rentable square feet of space), as designated by Landlord, (the "Additional Expansion Premises") commencing on the Option Term Commencement Date. If Tenant elects to exercise the Additional Option, simultaneously with the giving of Tenant's Notice to extend the Extended Term, Tenant will give Landlord written notice of Tenant's election to exercise the Additional Option at least twelve (12) months, but not more than fourteen (14) months, prior to the Option Term Commencement Date. During the ninety (90) days prior to the exercise date of the Additional Option, Tenant may request Landlord to designate the Additional Expansion Premises. Within thirty (30) days after such request, Landlord shall give written notice to Tenant designating the location of the Additional Expansion Premises (i.e. either the 31st floor or the 34th floor of the Building). If Tenant fails to request Landlord for such designation prior to Tenant's exercise of the Additional Option, within thirty (30) days after receipt of Tenant's notice of exercise, Landlord shall give written notice to Tenant so designating the location of the Additional Expansion Premises. The Additional Expansion Premises will be leased to Tenant upon the same terms and conditions as contained in the Lease, except that Base Rent for the Additional Expansion Premises, which shall be included with the Extended Premises, shall be determined in accordance with the provisions of Paragraph 9 of the Ninth Amendment. Upon the commencement of the term of the Lease for the Additional Expansion Premises, the Additional Expansion Premises shall automatically become a part of the Extended Premises.

          In the event that the Additional Option is duly exercised, Landlord and Tenant agree to enter into an amendment to this Lease to confirm such exercise and to document all changes to the Lease, as amended, resulting from the exercise of such option and all references contained in this Lease to the Extended Premises shall be construed to refer to the original Extended Premises, as expanded pursuant to Section 31(A) hereof, as further expanded by the exercise of the aforesaid Additional Option, whether or not specific reference thereto is made in the Ninth Amendment. In exercising its option hereunder, Tenant acknowledges that time is of the essence. Failure of Tenant to exercise the Additional Option on or before the date specified above shall constitute a waiver by Tenant of all rights under such option. At such time as Tenant leases the Additional Expansion Premises pursuant to the provisions of this Section 31(B), Tenant's Proportionate Share of Ownership Taxes shall be increased as provided in Paragraph 5 of the Ninth Amendment and Tenant's obligations to pay rent adjustments for Operating Expenses shall be adjusted as provided in Section 2(b) of the Lease.

               C. DELIVERY OF EXPANSION PREMISES; CONSTRUCTION OF IMPROVEMENTS. Landlord shall deliver each expansion premises, whether pursuant to Section 31(A) or 31(B), in "AS-IS" condition on the applicable commencement date, vacant, broom-clean and free and clear of all leases and occupancies; except that prior to the delivery of each expansion premises, Landlord, at Landlord's expense, shall remove all telephone and electrical outlets, hauserman partitions, including wood doors, all carpets and with underfloor duct systems empty. Tenant shall perform all work necessary in order to equip and furnish each such expansion premises for Tenant's use in accordance with plans approved by Landlord and in a first class, good and workmanlike manner. All construction performed by Tenant shall be in accordance with the requirements of Section 10B of the Lease. Landlord shall have no obligation to construct any improvements for any expansion premises or to contribute to the cost of any improvements for any such expansion premises.

               D. DETERMINATION OF FAIR RENTAL VALUE. For purposes of Section 31(A) of the Lease, "Fair Rental Value" shall mean the annual fair rental for the applicable expansion premises that would be agreed upon between a landlord and a tenant executing a lease in a comparable building of comparable age for comparable square footage located in Boston for a comparable term in light of all the other business terms of the Lease, assuming the following:

                    (i) the landlord and tenant are well informed and well advised and each is acting in what it considers its own best interests;

                    (ii) the rental rate shall take into consideration the condition of the expansion premises and all residual value of any improvements to the expansion premises;

                    (iii) the method by which square footage is measured is similar to the measure used in the Lease;

                    (iv) the creditworthiness of the tenant is similar to the creditworthiness of Tenant at the time the option to extend the Lease is exercised; and

                    (v) unless Landlord and Tenant mutually agree upon an acceptable tenant allowance prior to the commencement of arbitration to determine Fair Rental Value, (in which event, the provisions of this Section 31(D)(v) shall not apply), the rental rate shall take into consideration that Tenant elected to receive a reduction in annual base rent in an amount equal to the value of the building standard tenant leasehold improvement allowance that would have been otherwise available to the Tenant in an amount then being offered by Landlord to other tenants in the Building or as otherwise being offered by landlords in comparable buildings of comparable age for comparable square footage in Boston for a comparable term.

          During the ninety (90) days prior to the applicable exercise date for each of Tenant's expansion options, Tenant may request Landlord to designate the fair rental value for the applicable expansion premises. Within thirty (30) days after such request, Landlord shall give written notice to Tenant designating the aforesaid annual fair rental value of the applicable expansion premises for each of the years in the original Extended Term (but not including the Option Term). The amount so designated by Landlord shall be the annual Base Rent for the applicable expansion premises during the original Extended Term unless, within thirty (30) days after Landlord shall have given such notice, Tenant shall give notice to Landlord demanding arbitration of such fair rental value, in which event such fair rental value shall be determined by arbitration pursuant to the provisions of Section 30 of the Lease."

11.  STORAGE SPACE

          Commencing on the Extended Term Commencement Date and continuing for the duration of the Extended Term, Landlord hereby leases to Tenant and Tenant hereby agrees to lease 1,390 rentable square feet of storage space (the "Heath Storage Space") on the eighth floor of the Heath Building as shown on EXHIBIT 6 attached hereto and made a part hereof, on the same terms and conditions as contained in the Lease (as modified by this Ninth Amendment), unless sooner terminated as provided in the Lease. The Heath Storage Space will receive lighting, heating and air conditioning to the extent afforded by the facilities in the space on the date hereof which is agreed to be minimal. Said Space is being demised to Tenant in "AS-IS' condition. Tenant shall use the Heath Storage Space only for storage associated with the use of the Extended Premises. Tenant shall be responsible for securing such space to Tenant's satisfaction. Tenant's use of the Heath Storage Space shall be at Tenant's sole risk and Landlord shall not be liable for any damage or theft of items stored therein nor shall Landlord have any liability to Tenant for failure to adequately secure the Heath Storage Space. A fire, casualty or condemnation with respect to the Heath Storage Space shall not affect Tenant's obligations with respect to the Extended Premises.

          Tenant will have access to the Heath Storage Space on not more than 24 hours notice and when possible on demand.

          The term of the lease for the Heath Storage Space shall run concurrently with the Term of the Lease for the Extended Premises. During the original Extended Term, Tenant shall pay rent in advance on or before the first day of each month in the amount of (i) $13,899.96 per annum ($10.00 per square foot in equal monthly installments of $1,158.33) during lease years one through five of the Extended Term and (ii) $18,070.00 per annum ($13.00 per square foot in equal monthly installments of $1,505.83) during lease years six through fifteen of the Extended Term. There will be no increase for Operating Expenses or Ownership Taxes with respect to the Heath Storage Space.

          Tenant shall have the option to extend the lease for the Heath Storage Space to run concurrently with the option to extend the Lease for the Extended Premises as provided in Paragraph 9 of this Ninth Amendment. The rent for such option period shall be the fair market of the Heath Storage Space, determined in a manner similar to that prescribed for Fair Rental Value in Paragraph 9 of this Ninth Amendment.

          Landlord shall use reasonable efforts, but shall have no obligation under the Lease, to provide additional storage space to Tenant in amounts that are proportional to the amounts of space leased by Tenant at such time as Tenant exercises each of Tenant's expansion options as provided in Paragraph 10 of this Ninth Amendment. Landlord reserves the right to relocate the Heath Storage Space, and any additional storage space which Landlord may provide to Tenant hereunder to other storage space located within either the Building, the Health Building or the 200 Berkeley Street Building. In the event Landlord elects to relocate any such storage space, Landlord shall give Tenant at least thirty (30) days prior written notice thereof and Landlord, at Landlord's expense, shall be responsible to build a cage, with standard lock, around the relocated storage space and to relocate all of Tenant's stored property to the relocated storage space; provided Tenant may, not later than ten (10) days after receipt of Landlord's written notice, terminate the lease of all such storage space which is subject to Landlord's relocation notice. This right of termination shall be Tenant's sole remedy in the event Landlord elects to relocate any such storage space. Tenant's failure to give notice within the ten-day period specified above shall be deemed a waiver of Tenant's right to terminate the relocation of such storage space. Tenant shall lease any additional storage space or any relocated storage space from Landlord on the same terms and conditions as provided for the Heath Storage Space in this Paragraph 11.

12.  PARKING

          Landlord hereby agrees to make available to Tenant throughout the Extended Term of the Lease, and any extensions thereof, one (1) parking permit for the John Hancock Place 100 Clarendon Street, Boston (the "Hancock Garage") Garage, per 1,500 square feet of rentable square feet of the Extended Premises in the Building (or 24 parking spaces based upon 36,492 rentable square feet for the original Extended Premises). Tenant shall pay rent, in advance on the first day of each and every calendar month for each parking permit held by Tenant, at the prevailing market rate which Landlord or the operator of the Hancock Garage establishes, as the same may be changed from time to time. In the event Tenant occupies any expansion premises in the Building during the Extended Term, or any extensions thereof, Landlord will lease to Tenant one (1) additional parking permit per 1,500 square feet of rentable square feet of such expansion premises.

          If pursuant to any existing or future law, regulation or other governmental action, the use of the Hancock Garage is restricted for the parking of cars for the type of use contemplated by this Paragraph 12, Tenant agrees that Landlord may reduce or terminate completely the above parking arrangements provided such reductions are made pro rata with other tenants of the Building.

          Notwithstanding anything to the contrary contained herein, all parking permits provided to Tenant pursuant to the terms of this Paragraph 12 shall be used solely by the officers, employees or agents of Tenant or any permitted assignees or sublessees of Tenant as provided herein. Tenant shall not sublease, assign or otherwise transfer its rights in any parking permit it receives from Landlord to any third party including, without limitation, any other tenant in the Building.

13.  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT

          In the event Landlord shall mortgage or otherwise encumber the Building, this Lease shall automatically be subject and subordinate at all times in lien and priority to any ground lease, mortgage or deed of trust (collectively a "Mortgage") which covers the Building, and to all renewals, modifications, consolidations and extensions thereof provided that the holder of any such Mortgage acknowledges that Tenant's quiet enjoyment hereunder shall not be disturbed nor shall its rights under the Lease be terminated during the term of the Lease, unless Tenant fails to perform its obligations under the Lease. Upon written request of Landlord or the holder of a Mortgage, Tenant shall, within twenty (20) days of such request, deliver a recordable instrument or other documents in the form customarily requested by the holder of such Mortgage, subordinating Tenant's rights under the Lease to the lien of the Mortgage, provided that such holder of a Mortgage acknowledges that Tenant's quiet enjoyment hereunder shall not be disturbed nor shall its rights under the Lease be terminated during the term of the Lease, unless Tenant fails to perform its obligations under the Lease. Landlord shall have the right to subordinate any Mortgage to the Lease.

14.  INSURANCE

          Landlord shall insure the Building against damage by fire and standard extended coverage perils, and shall carry public liability insurance, all in such reasonable amounts with such reasonable deductible as would be carried by a prudent owner of an office building of similar age and design in the vicinity of the Building. Landlord may carry any other forms of insurance as it or any holder of a Mortgage may deem advisable. Tenant shall have no right to any proceeds from such policies. Landlord shall not be obligated to carry insurance on any of Tenant's property, nor shall Landlord be obligated to repair or replace any of Tenant's property.

          Tenant shall maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid in advance, issued by and binding upon an insurance company authorized to transact business in the Commonwealth of Massachusetts and of good financial standing, said insurance to afford minimum protection of not less than $5,000,000.00 in respect to personal injury or death in respect of any one occurrence and of not less than $2,000,000.00 for property damage in any one occurrence; provided, however, that Tenant shall carry such greater limits of coverage as Landlord may reasonably request from time to time if such limits are customarily carried by office tenants in first-class office buildings in Boston, Massachusetts.

          Notwithstanding anything to the contrary contained herein, Tenant acknowledges and agrees that, for so long as John Hancock Mutual Life Insurance Company owns the Building, John Hancock Mutual Life Insurance Company shall not be required to maintain any insurance pursuant to the provisions of this Paragraph 14.

          Notwithstanding anything to the contrary contained herein (particularly in Section 23 of the Lease), Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party or its property or the property of others under its control, to the extent that such loss or damage is of a nature which is to be insured against under this Lease or which is, in fact, insured against under any insurance policy that either may have in force at the time of the loss or damage. Each party shall notify its insurers that the foregoing waiver is contained in the Lease. Landlord and Tenant shall cause each insurance policy obtained by each of them to provide that the insurer waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any loss or damage covered by such policy. In the event John Hancock Mutual Life Insurance Company does not maintain insurance with an independent insurance company but self-insures as provided in the preceding paragraph, John Hancock Mutual Life Insurance shall waive any claim against Tenant to the extent any independent insurance company would have so waived such claim pursuant to the provisions of this paragraph.

15.  ENVIRONMENTAL COMPLIANCE

          Tenant shall not cause or permit any hazardous or toxic wastes, hazardous or toxic substances or hazardous or toxic materials (collectively, "Hazardous Materials") to be used, generated, stored or disposed of on, under or about or transported to or from, the Extended Premises (collectively, "Hazardous Materials Activities") without first receiving Landlord's written consent, which may be withheld for any reason and revoked at any time. If Landlord consents to any such Hazardous Materials Activities, Tenant shall conduct them in strict compliance (at Tenant's expense) with all applicable Regulations, as hereinafter defined, and using all necessary and appropriate precautions. Landlord shall not be liable to Tenant for any loss, cost, expense, claims, damage or liability arising out of any Hazardous Material Activities by Tenant, Tenant's employees, agents, contractors, licensees, customers or invitees, whether or not consented to by Landlord. Tenant shall indemnify, defend with counsel acceptable to Landlord, and hold Landlord harmless from and against any and all loss, costs, expenses, claims, damages or liabilities arising out of Tenant's Hazardous Materials Activities. For purposes hereof, Hazardous Materials shall include but not be limited to substances defined as "hazardous substances", "toxic substances", or "hazardous wastes" in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the federal Hazardous Materials Transportation Act, as amended; and the federal Resource Conservation and Recovery Act, as amended ("RCRA"); those substances defined as "hazardous wastes" in the Massachusetts Hazardous Waste Facility Siting Act, as amended (Massachusetts General Laws Chapter 21D); those substances defined as "hazardous materials" or "oil" in Massachusetts General Laws Chapter 21E, as amended; and as such substances are defined in any regulations adopted and publications promulgated pursuant to said laws (collectively,

     "Regulations"). Prior to using, storing or maintaining any Hazardous Materials on or about the Extended Premises, Tenant shall provide Landlord with a list of the types and quantities thereof, and shall update such list as necessary for continued accuracy. Tenant shall also provide Landlord with a copy of any Hazardous Materials inventory statement required by any applicable Regulations, and any update filed in accordance with any applicable Regulations. If Tenant's activities violate or create a risk of violation of any Regulations, Tenant shall cease such activities immediately upon notice from Landlord. Tenant shall immediately notify Landlord both by telephone and in writing of any spill or unauthorized discharge of Hazardous Materials or of any condition constituting an "imminent hazard" under any Regulations. Landlord, Landlord's representatives and employees may enter the Extended Premises at any reasonable time during the term of the Lease to inspect Tenant's compliance herewith, and may disclose any violation of any Regulations to any governmental agency with jurisdiction. Nothing herein contained shall prohibit Tenant from using, storing, generating or disposing of customary quantities of cleaning fluid and office supplies which may constitute Hazardous Materials but which are customarily present in premises devoted to office use, provided that such use is in compliance with all Regulations and shall be subject to all of the other provisions of this Paragraph 15 of the Ninth Amendment.

16.  LEASE MEMORANDUM

          Landlord and Tenant shall, concurrently with the execution of this Ninth Amendment, enter into a Memorandum of Lease for the purpose of recording the same and thereby giving notice to third parties of Tenant's interest under the Lease, as amended, which Memorandum of Lease shall be recorded promptly after execution of such Ninth Amendment.

17.  ADDITIONAL AMENDMENTS TO THE LEASE

          Section 27(i) and Section 27(j) of the Lease are deleted in their entirety.

18. FURNISHING OF FINANCIAL CERTIFICATES

          Within ten (10) business days of Landlord's written request, but no more often than one time per year except as otherwise provided below, the Tenant named herein and any permitted assignee or sublessee of the Lease, as amended, shall promptly furnish from time to time to Landlord or any existing or proposed mortgagee or purchaser of the Building and/or the Property, a certificate stating, if true, that the net worth of such entity (expressed in a dollar amount) is, as of the date of such certificate, in excess of the total lease payments left to be paid under the Lease, including any extensions thereof, or, if such net worth is less than the total lease payments, the approximate amount of such difference.

          Notwithstanding the one time per year limitation provided above, Landlord shall also be permitted to request Tenant, and any permitted assignee or sublessee, to provide such a certificate upon each of the following events:

               a. Tenant exercises an option to extend the term of the Lease as provided in Paragraph 9 of this Ninth Amendment;

               b. Landlord plans to sell or refinance the Building, provided that such certificate is obtained in connection with the closing of such sale or refinancing.

          Any certificate provided in accordance with the terms of this Paragraph 18 shall be certified as being true and correct by the chief financial officer of the Tenant named herein or of any proposed or permitted assignee or sublessee of all or any portion of the Premises.

     EXCEPT AS HEREIN EXPRESSLY MODIFIED all of the terms and conditions of the Lease shall be and remain in full force and effect, provided, however, if and to the extent that any of the provisions of this Ninth Amendment conflict with or are otherwise inconsistent with any of the provisions of the Lease, the provisions of this Ninth Amendment shall prevail.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Ninth Amendment to be duly executed under seal as of the day first above written.

                                       LANDLORD:

                                       JOHN HANCOCK MUTUAL LIFE
                                         INSURANCE COMPANY

                                       By: /s/ Lawrence W. Gaboury
                                           -------------------------------------
                                           Title: Second Vice President

                                       TENANT:
                                       CHARLES RIVER ASSOCIATES
                                         INCORPORATED


                                       By: /s/ Allan R. Willens
                                           -------------------------------------
                                           Title: Exec. V.P.
                                           Allan R. Willens

================================================================================
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
Building Management and Construction
John Hancock Place
Post Office Box 111                                                   [logo]
Boston, Massachusetts 02117

DENNIS W. KALETA
Director

                                  July 7, 1993

David L. Loeser
Vice President
Charles River Associates, Inc.
John Hancock Tower
Boston, MA 02117

     Re: Lease dated March 1, 1978 (as amended) between John Hancock Mutual Life Insurance Company, "Landlord" and Charles River Associates, Inc., "Tenant" for space located in the John Hancock Tower (herein the "Lease")

Dear David:

     Pursuant to Section 7E - EXTENDED TERM COMMENCEMENT DATE of the Ninth Amendment of Lease dated September 2, 1992, Landlord and Tenant hereby ratify and confirm the following dates. All defined terms herein shall have the same meaning and definitions as provided for in the lease, and all references to specific paragraphs shall refer to the paragraphs of the Ninth Amendment.

1. Pursuant to Paragraph 7E, the Extended Term Commencement Date is April 26, 1993.

2.   Pursuant to Paragraph 4B, the Extended Term expires on April 25, 2008.

3. Pursuant to Section 29 of Paragraph 9, the Exercise date of the Option Term shall be April 25, 2007, the Option Term Commencement Date shall be April 26, 2008 and the Expiration Date of the Option Term shall be April 25, 2013.

4. Pursuant to Section 31.A.(i) of Paragraph 10, the First Expansion Commencement Date is September 1, 1994 and Tenant must give Landlord written notice of Tenant's election to exercise the First Option no earlier than July 1, 1993 and no later than September 1, 1993.

5. Pursuant to Section 31.A.(ii) of Paragraph 10, the Second Expansion Commencement Date is March 1, 1996 and Tenant must give Landlord written notice of Tenant's election to exercise the Second Option no earlier than January l, 1995 and no later than March 1, 1995.

6. Pursuant to Section 31.A.(iii) of Paragraph 10, the Third Expansion Commencement Date is September 1, 1997 and Tenant must give Landlord written notice of Tenant's election to exercise the Third Option no earlier than July 1, 1995 and no later than September 1, 1996.

7. Pursuant to Section 31.A.(iv) of Paragraph 10, the Fourth Expansion Commencement Date is March 1, 1999, and Tenant must give Landlord written notice of Tenant's election to exercise the Fourth Option no earlier than January 1, 1998 and no later than March 1, 1998.

8. Pursuant to Section 31.A.(v) of Paragraph 10, the Fifth Expansion Commencement Date is September 1, 2000 and Tenant must give Landlord written notice of Tenant's election to exercise the Fifth Option no earlier than July 1, 1999 and no later than September 1, 1999.

9. Pursuant to Section 31.A.(vi) of Paragraph 10, the Sixth Expansion Commencement Date is March 1, 2002 and Tenant must give Landlord written notice of Tenant's election to exercise the Sixth Option no earlier than January 1, 2001 and no later than March 1, 2001.

10. Pursuant to Section 31.B. of Paragraph 10, Tenant must give Landlord written notice of Tenant's election to exercise the Additional Option no earlier than February 25, 2007 and no later than April 25, 2007, and such notice must be given simultaneously with the giving of Tenant's notice to extend the Term pursuant to Section 29 of Paragraph 9.

11.  Time remains of the essence.

Please acknowledge your agreement with the above-referenced dates by executing the duplicate copy of this letter and returning same directly to me. Thank you for your assistance.


                                                  Very truly yours,

                                                  /s/ Dennis W. Kaleta



ACKNOWLEDGED AND AGREED TO:
CHARLES RIVER ASSOCIATES, INC.

By: /s/ David L. Loeser
    -------------------

                                           Charles River Associates Incorporated
                                           John Hancock Tower
                                           Boston, Massachusetts

                            TENTH AMENDMENT OF LEASE

     THIS TENTH AMENDMENT OF LEASE, made and entered into a of this 24th day of August, 1995, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (hereinafter referred to as "Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED (hereinafter referred to as "Tenant").

                                WITNESSETH: THAT

     WHEREAS, Landlord and Tenant entered into a lease dated March 1, 1978, demising certain premises on the 43rd and 44th floors of the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts (the "Building"), which lease has been amended by First Amendment of Lease dated December 16, 1981, Second Amendment of Lease dated February 24, 1984, Third Amendment of Lease dated February 28, 1985, Fourth Amendment of Lease dated February 7, 1986, Fifth Amendment of Lease dated February 13, 1987, Sixth Amendment of Lease dated August 24, 1987, Seventh Amendment of Lease dated January 31, 1990, Eighth Amendment of Lease dated December 31, 1991 and Ninth Amendment of Lease dated September 2, 1992 (which lease and the amendments thereto are hereinafter collectively referred to as the "Lease"); and

     WHEREAS, pursuant to a letter dated February 27, 1995 Tenant exercised its Second Option to Lease Expansion Block 1 located on the 32nd floor containing 1,998 rentable square feet, and more particularly designated as "Expansion Block 1" on SCHEDULE 1 attached hereto and incorporated by reference ("Expansion Block 1"), commencing March 1 1996, all pursuant to Section 31(A)(ii) of the Lease; and

     WHEREAS, Landlord and Tenant have agreed upon the terms and conditions with respect to the inclusion of Expansion Block 1; and

     WHEREAS, the parties hereto are mutually desirous of amending the Lease so as to provide for the above.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

     1. INCLUSION OF EXPANSION BLOCK 1. Effective as of March 1, 1996, the Lease shall be amended so as to include in the Premises, Expansion Block 1 as designated on SCHEDULE 1. The designated rentable area included in the Premises shall be increased by the rentable area of Expansion Block 1 (1,998 rentable square feet).

     2. EXPANSION BLOCK 1 BASE RENT. Effective March 1, 1996 and continuing through February 28, 1998, the Base Rent for Expansion Block 1 shall be at an annual rate of $53,946.00 (1,998 rentable square feet at $27.00 per square foot), payable by Tenant to Landlord in equal monthly installments of $4,495.50. From March 1, 1998 and continuing through February 28, 2004, the Base Rent for Expansion Block 1 shall be at an annual rate of $59,940.00 (1,998 rentable square feet at $30.00 per square foot), payable by Tenant to Landlord in equal monthly installments of $4,995.00. From March 1, 2004 and continuing through April 25, 2008 (i.e., the expiration of the Extended Term), the Base Rent for Expansion Block 1 shall be $60,939.00 (1,998 rentable square feet at $30.50 per square foot), payable by Tenant to Landlord in equal monthly installments of $5,078.25. Tenant's Proportionate Share of Ownership Taxes, Operating Expenses and Utility expenses shall be as set forth in Section 3 herein.

     3. OPERATING EXPENSES/OWNERSHIP TAXES. The Base Year for purposes of calculating the Tenant's rent adjustment for Operating Expenses for Expansion Block 1 shall be calendar year 1996, such that Tenant shall commence payment of Tenant's rent adjustment for Operating Expenses for Expansion Block 1 from and after January 1, 1997. The Base Year for purposes of calculating Tenant's Proportionate Share of Ownership Taxes for Expansion Block 1 shall be the fiscal year 1997, such that Tenant shall commence payment of Tenant's Proportionate Share of Ownership Taxes for Expansion Block 1 from and after July 1, 1997. Tenant's Proportionate Share of Ownership Taxes for Expansion Block 1 for any fiscal year shall be .1251%, the percentage resulting from dividing the number of square feet of rentable area included in Expansion Block 1 (1,998 square feet) by the number of square feet of rentable area in the Building (which is 1,597,533 square feet).

     3. TENANT ALLOWANCE. Tenant shall be responsible to design and construct all improvements within Expansion Block 1, at Tenant's sole expense, which design and construction shall be conducted in accordance with the provisions of Section 10B of the Lease. Landlord will provide Tenant with a tenant improvement allowance for construction of improvements in Expansion Block 1 or in the lobby/reception area on the 32nd floor in the aggregate amount of $69,930.00 ($35.00 per rentable square foot)(the "Tenant Allowance"). During construction of the improvements in Expansion Block 1 (but no more often than once per month), Tenant shall submit a bill or bills to Landlord for reimbursement of the actual costs incurred by Tenant to date to produce plans, construct improvements, purchase furniture, fixtures or equipment or pay moving expenses. Tenant shall attach to such bill or bills all relevant and available invoices and other evidence of the completion of work as Landlord may require in its reasonable discretion. Within fifteen (15) business days of its receipt of such bill or bills from Tenant, provided Tenant is not in default hereunder, Landlord shall reimburse Tenant for all reasonably verifiable costs incurred by Tenant in constructing the improvements to Expansion Block 1 up to the maximum Tenant Allowance. In the event that Tenant completes construction of the improvements to Expansion. Block 1 and the actual costs to complete such improvements are less than the Tenant Allowance, the Base Rent due and payable by Tenant to Landlord for Expansion Block 1 shall be reduced on a dollar for dollar basis until such Tenant Allowance is expended in full.

     5. MISCELLANEOUS. Except as herein expressly modified all of the terms and conditions of the Lease shall be and remain in full force and effect, provided, however, if and to the extent that any of the provisions of this Tenth Amendment conflict with or are otherwise inconsistent with any of the provisions of the Lease, the provisions of this Tenth Amendment shall prevail. Terms not defined herein, but defined in the Lease, shall have the meanings given in the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Tenth Amendment to be duly executed under seal as of the day first above written.

                                       LANDLORD:

                                       JOHN HANCOCK MUTUAL LIFE
                                       INSURANCE COMPANY

                                       By: /s/ Lawrence W. Gaboury
                                           -------------------------------------
                                           Lawrence W. Gaboury
                                           Vice President

                                       TENANT:

                                       CHARLES RIVER ASSOCIATES,
                                       INCORPORATED



                                       By: /s/ David L. Loeser
                                          --------------------------------------
                                          Title: Vice President and Treasurer

                                           Charles River Associates Incorporated
                                           John Hancock Tower
                                           Boston, Massachusetts

                           ELEVENTH AMENDMENT OF LEASE

     THIS ELEVENTH AMENDMENT OF LEASE, made and entered into as of this 25 day of November, 1996, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (hereinafter referred to as "Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED (hereinafter referred to as "Tenant").

                                WITNESSETH: THAT

     WHEREAS, Landlord and Tenant entered into a lease dated March 1, 1978, demising certain premises on the 43rd and 44th floors of the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts (the "Building"), which lease has been amended by First Amendment of Lease dated December 16, 1981, Second Amendment of Lease dated February 24, 1984, Third Amendment of Lease dated February 28, 1985, Fourth Amendment of Lease dated February 7, 1986, Fifth Amendment of Lease dated February 13, 1987, Sixth Amendment of Lease dated August 24, 1987, Seventh Amendment of Lease dated January 31, 1990, Eighth Amendment of Lease dated December 31 1991, Ninth Amendment of Lease dated September 2, 1992 and Tenth Amendment of Lease dated August 24, 1995 (which lease and the amendments thereto are hereinafter collectively referred to as the "Lease"); and

     WHEREAS, pursuant to a letter dated August 16, 1996 Tenant exercised its Third Option to Lease Expansion Block 2 located on the 32nd floor containing 2,604 rentable square feet, and more particularly designated as "Expansion Block 2" on EXHIBIT "5" attached hereto and incorporated by reference ("Expansion Block 2"), commencing February 1, 1997, all pursuant to Section 31(A)(iii) of the Lease; and

     WHEREAS, Landlord and Tenant have agreed upon the terms and conditions with respect to the inclusion of Expansion Block 2; and

     WHEREAS, the parties hereto are mutually desirous of amending the Lease so as to provide for the above.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

     1. INCLUSION OF EXPANSION BLOCK 2. Effective as of February 1, 1997, the Lease shall be amended so as to include in the Premises, Expansion Block 2 as designated on EXHIBIT "5". The designated rentable area included in the Premises shall be increased by the rentable area of Expansion Block 2 (2,604 rentable square feet).

     2. EXPANSION BLOCK 2 BASE RENT. Providing Tenant is not in default beyond any applicable grace period, Tenant shall not be obligated to pay Base Rent for Expansion Block 2 during the months of February and March of 1997. Effective April 1, 1997 and continuing through April 25, 2008 (i.e., the expiration of the Extended Term), the Base Rent for Expansion Block 2 shall be $80,724.00 (2,604 rentable square feet at $31.00 per square foot), payable by Tenant to Landlord in equal monthly installments of $6,727.00. Tenant's Proportionate Share of Ownership Taxes, Operating Expenses and Utility expenses shall be as set forth in Section 3 herein.

     3. OPERATING EXPENSES/OWNERSHIP TAXES. The Base Year for purposes of calculating the Tenant's rent adjustment for Operating Expenses for Expansion Block 2 shall be calendar year 1996, such that Tenant shall commence payment of Tenant's rent adjustment for Operating Expenses for Expansion Block 2 from and after April 1, 1997. The Base Year for purposes of calculating Tenant's Proportionate Share of Ownership Taxes for Expansion Block 2 shall be the fiscal year 1997, such that Tenant shall commence payment of Tenant's Proportionate Share of Ownership Taxes for Expansion Block 2 from and after July 1, 1997. Tenant's Proportionate Share of Ownership Taxes for Expansion Block 2 for any fiscal year shall be .163%, the percentage resulting from dividing the number of square feet of rentable area included in Expansion Block 2 (2,604 square feet) by the number of square feet of rentable area in the Building (which is 1,597,533 square feet).

     3. TENANT ALLOWANCE. Tenant shall be responsible to design and construct all improvements within Expansion Block 2, at Tenant's sole expense, which design and construction shall be conducted in accordance with the provisions of Section 10B of the Lease. Landlord will provide Tenant with a tenant improvement allowance for construction of improvements in Expansion Block 2 in the aggregate amount of $70,308.00 ($27.00 per rentable square foot) (the "Tenant Allowance"). During construction of the improvements in Expansion Block 2 (but no more often than once per month), Tenant shall submit a bill or bills to Landlord for reimbursement of the actual costs incurred by Tenant to date to produce plans, construct improvements, purchase furniture, fixtures or equipment or pay moving expenses. Tenant shall attach to such bill or bills all relevant and available invoices and other evidence of the completion of work as Landlord may require in its reasonable discretion. Within fifteen (15) business days of its receipt of such bill or bills from Tenant, provided Tenant is not in default hereunder, Landlord shall reimburse Tenant for all reasonably verifiable costs incurred by Tenant in constructing the improvements to Expansion Block 2 up to the maximum Tenant Allowance. In the event that Tenant completes construction of the improvements to Expansion Block 2 and the actual costs to complete such improvements are less than the Tenant Allowance, the Base Rent due and payable by Tenant to Landlord for Expansion Block 2 shall be reduced on a dollar for dollar basis until such Tenant Allowance is expended in full.

     5. MISCELLANEOUS. Except as herein expressly modified all of the terms and conditions of the Lease shall be and remain in full force and effect, provided, however, if and to the extent that any of the provisions of this Eleventh Amendment conflict with or are otherwise inconsistent with any of the provisions of the Lease, the provisions of this Eleventh Amendment shall prevail. Terms not defined herein, but defined in the Lease, shall have the meanings given in the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Eleventh Amendment to be duly executed under seal as of the day first above written.

                                       LANDLORD:

                                       JOHN HANCOCK MUTUAL LIFE
                                         INSURANCE COMPANY

                                       By: /s/ Lawrence W. Gaboury
                                           -------------------------------------
                                           Lawrence W. Gaboury
                                           Vice President

                                       TENANT:

                                       CHARLES RIVER ASSOCIATES,
                                       INCORPORATED

                                       By: /s/ Laurel E. Morrison
                                          --------------------------------------
                                          Title: Controller